As filed with the Securities and Exchange Commission on February 21, 1997



                                                        REGISTRATION NO. 2-91369
                                                       REGISTRATION NO. 811-4041


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 17


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 18


                        LIFE OF VIRGINIA SERIES FUND, INC.
                             6610 West Broad Street
                            Richmond, Virginia 23230
                    (Address of Principal Executive Offices)

                          Registrant's Telephone Number
                                 (804) 281-6000

                                 John J. Palmer
                                    President


                       Life of Virginia Series Fund, Inc.


                             6610 West Broad Street
                            Richmond, Virginia 23230
                     (Name and Address of Agent for Service)

                                    Copy to:
                                 Stephen E. Roth
                          Sutherland, Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404

                         ------------------------------


        It is proposed that this filing will become effective:
        ___ immediately upon filing  pursuant to paragraph (b)
        ___ on May 1, 1997  pursuant to paragraph (b)
        ___ 60 days after filing  pursuant to paragraph (a)
        ___ on pursuant to paragraph (a) of Rule 485
        _X_ 75 days after filing pursuant to paragraph (a)(2) of Rule 485 ____ on May 1, 1997 pursuant to paragraph (a)(2) of Rule 485



                        ---------------------------------


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant will file the 24f-2 Notice for the period ended December 31, 1996 on or before February 28, 1997.

                              CROSS REFERENCE SHEET

Item No. of
Form N1-A                  Caption
---------                  -------

Part A                     Prospectus

1..................        Cover Page


2..................        Not Applicable


3..................        Financial Highlights


4..................        GE Investments Funds, Inc.; Investment Objectives and Policies; Investment Practices


5..................        Management of the Fund


5A.................        Not Applicable


6..................        GE Investments Funds, Inc., Dividends, Distributions and Taxes; Additional Information

7..................        Purchase and Redemption of Fund Shares

8..................        Purchase and Redemption of Fund Shares


9..................        Additional Information


Part B                     Statement of Additional Information

10.................        Cover Page

11.................        Table of Contents

12.................        General Information

13.................        General Information; Investment Practices and Restrictions; Appendix A; Appendix B

14.................        Management of the Fund

15.................        General Information; Management of the Fund Additional Information

16.................        Management of the Fund; Additional Information

17.................        Portfolio Transactions and Brokerage

18.................        Dividends and Distributions; Additional Information

19.................        Determination of Net Asset Value; Purchase and Redemption of Fund Shares


20.................        Distributions and Taxes (prospectus)

21.................        Purchase and Redemption of Fund Shares (prospectus)

22.................        Not Applicable

23.................        Financial Statements



PART A
                                   PROSPECTUS

                           GE INVESTMENTS FUNDS, INC.

                              6610 W. Broad Street
                            Richmond, Virginia 23230
                                 (804) 281-6000


     GE Investments Funds, Inc. is an open-end, management investment company consisting of eight separate investment portfolios or funds (the, "Funds"), each of which has different investment objectives.

          Common Stock Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index through investment in common stocks comprising that Index.

          Government Securities Fund has the investment objective of seeking high current income and protection of capital through investments in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in good quality money market securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and no one can assure that the Fund will maintain a stable net asset value of $1 per share.

          Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It seeks to achieve its objective by investing in common stocks, bonds and money market instruments.

          International Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

          Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The Fund will not invest directly in real estate.

          Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers.

          Value Equity Fund had the investment objective of providing long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market and offer above-average capital appreciation potential.

     Shares of the Funds are only available through the purchase of certain variable annuity and variable life insurance contracts issued by The Life Insurance Company of Virginia.

     This Prospectus concisely sets forth information about the Funds that a prospective investor ought to know before investing. Please read the Prospectus thoroughly and retain it for future reference. A Statement of Additional Information, dated May 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission. The Statement may be obtained without charge by sending a written request to the GE Investments Funds, Inc. at the above address or calling the telephone number shown. The Statement of Additional Information is incorporated into this Prospectus by reference.

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in any of the Funds involves investment risk including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     May 1, 1997

                                TABLE OF CONTENTS



                                                                                     Page
                                                                                     ----

GE Investments Funds, Inc.                                                              3


Financial Highlights                                                                    4

Investment Objectives and Policies                                                     13

      Common Stock Index Fund                                                          13
      Government Securities Fund                                                       14
      Money Market Fund                                                                15
      Total Return Fund                                                                16
      International Equity Fund                                                        16
      Real Estate Securities Fund                                                      17
      Global Income Fund                                                               18
      Value Equity Fund                                                                19

Investment Practices                                                                   21

      Loans of Portfolio Securities                                                    21
      Short-Term Money Market Instruments                                              21
      Foreign Investments and Currency                                                 21
      Debt Securities                                                                  24
      Writing Covered Call and Put Options and Purchasing Call and Put Options         25
      Financial Futures Contracts and Options on Such Contracts                        26
      Restricted Securities and Other Illiquid Investments                             28
      Borrowing                                                                        28
      Real Estate Investment Trusts                                                    28

Determination of Net Asset Value                                                       29

Purchase and Redemption of Fund Shares                                                 29

Dividends, Distributions and Taxes                                                     29

      Dividends and Distributions                                                      29
      Taxes                                                                            29

Management of the Company                                                              31

      Board of Directors                                                               31
      Investment Adviser                                                               31
      Investment Sub-Advisers                                                          32
      Compensation of Advisers                                                         33
      Fund Managers                                                                    33

Additional Information                                                                 34

      Capital Stock                                                                    34
      Contract Owner Voting Rights                                                     34
      Plan Participant Voting Rights                                                   34
      Annual Reports                                                                   34
      Inquiries                                                                        34
      Custodian, Transfer and Dividend Paying Agent                                    34
      Legal Matters                                                                    34


                           GE INVESTMENTS FUNDS, INC.

     GE Investments Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of eight separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

     Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator and conducts the business and affairs of the Company. GEIM has engaged GMG/Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and has engaged GE Investment (U.S.) Ltd. ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either Seneca, NWQ or GEIUS in their respective roles.)

     The Company currently offers each class of its capital stock to certain separate accounts (the "Accounts") of The Life Insurance Company of Virginia ("Life of Virginia") as funding vehicles for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued by Life of Virginia through the Accounts. The Company does not offer its stock directly to the general public. All but one of the Accounts, like the Company, is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus describing the particular Account and variable contract being offered will accompany this prospectus when shares of the Company are offered as a funding vehicle for such contracts. The Company may, in the future, offer any class of its capital stock to other registered and unregistered separate accounts of Life of Virginia (or Life of Virginia's affiliates) supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

     A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts of interest would also exist between the interests of any of these investors and participants in a qualified pension and retirement plans that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company does not currently foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, Life of Virginia will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investments in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

                           GE INVESTMENTS FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited.


                                                                           COMMON STOCK INDEX
                                                                                 FUND +
-----------------------------------------------------------------------------------------------------------------------------------

                                               1/1 to         1/1 to         1/1 to        1/1 to         1/1 to        1/1 to
                                              12/31/96       12/31/95       12/31/94      12/31/93       12/31/92      12/31/91
                                               -------        -------        -------       -------        -------       -------

Net asset value at beginning of period                        $ 15.72        $ 15.99        $ 17.04       $ 16.21        $ 12.75

Net investment income                                             .27            .22            .31           .35            .30
Net realized and unrealized gain
   (loss) on investments                                         5.41           (.23)          2.16          1.01           4.08
                                                -------       -------        -------        -------       -------        -------
Income (loss) from operations                                    5.68           (.01)          2.47          1.36           4.38
Distributions to shareholders from:
  Net investment income                                          (.27)          (.22)          (.31)         (.35)          (.30)
  Net realized gain                                              (.14)          (.04)         (3.21)         (.17)          (.61)
  Tax return of capital                                         .--              .--            .--          (.01)          (.01)
                                                -------       -------        -------        -------       -------        -------
                                                                 (.41)          (.26)         (3.52)         (.53)          (.92)
                                                -------       -------        -------        -------       -------        -------
Increase (decrease) in net asset value                           5.27           (.27)         (1.05)          .83           3.46
                                                -------       -------        -------        -------       -------        -------
Net asset value at end of period                               $20.99         $15.72        $ 15.99       $ 17.04        $ 16.21
                                                =======        ======         ======        =======       =======        =======


Total Return                                                   36.14%         (0.06%)        14.52%         8.39%         34.43%
                                                =======        ======         ======        =======       =======        =======
RATIOS:
Ratio of operating expenses to
   average net assets                                            .66%           .75%           .87%         1.03%          1.08%

Ratio of net investment income to
   average net assets                                           1.98%          2.22%          2.00%         2.24%          2.28%

Portfolio turnover                                             14.58%          4.31%         73.43%         9.72%         35.87%

NET ASSETS AT END OF PERIOD                               $66,016,840    $23,929,572     $8,276,765    $5,178,316     $4,429,044



+ Prior to May 1, 1993, this Fund was titled Common Stock Portfolio

In 1994, the Common Stock Index Fund received an expense reimbursement from its investment adviser. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.10% and 1.90%, respectively, for 1994.

Due to the significant increase in shares issued to the Aon Savings Plan, the net changes in the 1994 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.


                                                                        COMMON STOCK INDEX
                                                                              FUND+
---------------------------------------------------------------------------------------------------------------------------

                                                    1/1 to          1/1 to           1/1 to           1/1 to
                                                   12/31/90        12/31/89         12/31/88         12/31/87
                                                   --------        --------         --------         --------

Net asset value at beginning of period             $14.67           $12.33            $10.28            $12.66

Net investment income                                 .41              .34               .32               .24
Net realized and unrealized gain (loss)
    on investments                                  (1.91)            2.81              2.05             (1.04)
                                                   ------           ------           -------           -------
Income (loss) from operations                       (1.50)            3.15              2.37              (.80)
Distributions to shareholders from:
    Net investment income                            (.41)            (.34)             (.32)             (.78)
    Net realized gain                                 .--             (.46)             .--               (.80)
    Tax return of capital                            (.01)            (.01)             .--                .--
                                                   ------           ------           -------           -------
                                                     (.42)            (.81)             (.32)            (1.58)
                                                   ------           ------           -------           -------
Increase (decrease) in net asset value              (1.92)            2.34              2.05             (2.38)
                                                   ------           ------           -------           -------
Net asset value at end of period                   $12.75           $14.67            $12.33            $10.28
                                                   ======           ======            ======            ======

Total Return                                       (10.22%)          25.72%            23.05%           (6.32%)
                                                   ======           ======            ======            ======
RATIOS:
Ratio of operating expenses to
    average net assets                               1.06%            1.20%             1.35%             1.42%

Ratio of net investment income to
    average net assets                               2.99%            2.67%             2.53%             2.03%

Portfolio turnover                                  57.06%           36.94%           186.43%           105.43%

NET ASSETS AT END OF PERIOD                     $3,154,412       $3,430,460        $2,126,551        $1,839,227



+ Prior to May 1, 1993, this Fund was titled Common Stock Portfolio

                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED

Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited.


                                                                          GOVERNMENT SECURITIES
                                                                                 FUND +
---------------------------------------------------------------------------------------------------------------------------

                                               1/1 to         1/1 to         1/1 to        1/1 to         1/1 to        1/1 to
                                              12/31/96       12/31/95       12/31/94      12/31/93       12/31/92      12/31/91
                                              --------        -------        -------       -------        -------       -------

Net asset value at beginning of period                        $  9.51        $ 10.49        $ 10.54       $ 10.54        $  9.60

Net investment income                                             .49            .42            .45           .69            .75
Net realized and unrealized gain
   (loss) on investments                                         1.13           (.98)           .50           .06            .99
                                                -------       -------        -------        -------       -------        -------
Income from investment operations                                1.62           (.56)           .95           .75           1.74
Distributions to shareholders from:
  Net investment income                                          (.49)          (.42)          (.45)         (.69)          (.75)
  Net realized gain                                              (.16)           .--           (.54)         (.05)          (.04)
  Tax return of capital                                           .--            .--           (.01)         (.01)          (.01)
                                                -------       -------        -------        -------       -------        -------
                                                                 (.65)          (.42)         (1.00)         (.75)          (.80)
                                                -------       -------        -------        -------       -------        -------
Increase (decrease) in net asset value                            .97           (.98)          (.05)          .--            .94
                                                -------       -------        -------        -------       -------        -------
Net asset value at end of period                              $ 10.48        $  9.51        $ 10.49       $ 10.54        $ 10.54
                                                =======       =======        =======        =======       =======        =======

Total Return                                                   17.08%         (5.34%)         8.96%         7.13%         18.16%
                                                =======       =======        =======        =======       =======        =======

RATIOS:
Ratio of expenses to average net assets                          .74%           .81%           .86%          .99%           .97%

Ratio of net investment income to
   average net assets                                           5.92%          5.44%          5.41%         6.69%          7.73%

Portfolio turnover                                            130.64%        565.65%        112.86%        14.43%         23.24%

NET ASSETS AT END OF PERIOD                               $23,708,181    $12,598,072     $7,884,928    $5,053,246     $4,444,984


+ Prior to May 1, 1993, this Fund was titled Bond Portfolio

Due to the significant increase in shares issued to the Aon Savings Plan, the net changes in the 1994 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.



                                                                        GOVERNMENT SECURITIES
                                                                                FUND+
---------------------------------------------------------------------------------------------------------------------------

                                                                    1/1 to        1/1 to         1/1 to       1/1 to
                                                                   12/31/90      12/31/89       12/31/88     12/31/87
                                                                    -------       -------        -------      -------

Net asset value at beginning of period                              $  9.76       $  9.58        $ 10.09      $ 11.50

Net investment income                                                   .64           .74            .90          .66
Net realized and unrealized gain (loss)
    on investments                                                     (.15)          .31           (.15)        (.53)
                                                                    -------       -------        -------      -------
Income from investment operations                                       .49          1.05            .75          .13
Distributions to shareholders from:
    Net investment income                                              (.64)         (.74)         (1.26)       (1.43)
    Net realized gain                                                   .--          (.12)           .--         (.11)
    Tax return of capital                                              (.01)         (.01)           .--          .--
                                                                    -------       -------        -------      -------
                                                                       (.65)         (.87)         (1.26)       (1.54)
                                                                    -------       -------        -------      -------
Increase (decrease) in net asset value                                 (.16)          .18           (.51)       (1.41)
                                                                    -------       -------        -------      -------
Net asset value at end of period                                    $  9.60       $  9.76        $  9.58      $ 10.09
                                                                    =======       =======        =======      =======

Total Return                                                          5.05%        10.85%          7.83%        1.13%
                                                                    =======       =======        =======      =======

RATIOS:
Ratio of expenses to average net assets                                .96%         1.13%          1.07%        1.08%

Ratio of net investment income to average net assets                  7.78%         7.95%          7.67%        7.51%

Portfolio turnover                                                   56.62%        80.30%        177.76%       10.79%

NET ASSETS AT END OF PERIOD                                      $3,701,835    $3,463,916     $2,933,506   $3,175,326



+ Prior to May 1, 1993, this Fund was titled Bond Portfolio

                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED

Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited.


                                                                              MONEY MARKET
                                                                                  FUND
--------------------------------------------------------------------------------------------------------------------------------

                                               1/1 to         1/1 to         1/1 to        1/1 to         1/1 to        1/1 to
                                              12/31/96       12/31/95       12/31/94      12/31/93       12/31/92      12/31/91
                                               -------        -------        -------       -------        -------       -------

Net asset value at beginning of period                        $ 10.17        $ 10.08        $ 10.04       $ 10.00        $  9.96

Net investment income                                             .60            .29            .25           .31            .53
Net realized and unrealized gain
   (loss) on investments                                          .--            .09           (.01)          .--            .--
                                                -------       -------        -------        -------       -------        -------
Income from operations                                            .60            .38            .24           .31            .53
Distributions to shareholders from:
  Net investment income                                          (.41)          (.29)          (.20)         (.26)          (.49)
  Net realized gain                                               .--            .--            .--            --            .--
  Tax return of capital                                           .--            .--            .--          (.01)           .00
                                                -------       -------        -------        -------       -------        -------
                                                                 (.41)          (.29)          (.20)         (.27)          (.49)
                                                -------       -------        -------        -------       -------        -------
Increase (decrease) in net asset value              .19           .09            .04            .04           .04
                                                -------       -------        -------        -------       -------        -------
Net asset value at end of period                              $ 10.36        $ 10.17        $ 10.08       $ 10.04        $ 10.00
                                                =======       =======        =======        =======       =======        =======

Total Return                                      5.90%         3.77%          2.39%          3.10%         5.32%
                                                =======       =======        =======        =======       =======        =======

RATIOS:
Ratio of expenses to average net assets*                         .23%           .42%           .75%          .75%           .75%

Ratio of net investment income to
   average net assets                                           5.74%          4.04%          2.53%         3.06%          5.43%

Portfolio turnover                                               N/A            N/A            N/A           N/A            N/A

NET ASSETS AT END OF PERIOD                               $63,083,360    $33,528,739     $9,904,184    $5,845,136     $4,092,986


* Effective July 1, 1994, the investment adviser agreed to waive a portion of the advisory fee for the Money Market Portfolio. Absent this waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .70% and 3.76%, respectively, for 1994, .63% and 5.34%, respectively, for 1995 and .__% and .__%, respectively, for 1996.

Due to the significant increase in shares issued to the Aon Savings Plan, the net changes in the 1994 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

                                                                        MONEY MARKET
                                                                           FUND
---------------------------------------------------------------------------------------------------------------------------

                                                           1/1 to        1/1 to         1/1 to       1/1 to
                                                          12/31/90      12/31/89       12/31/88     12/31/87
                                                          --------      --------       --------     --------

Net asset value at beginning of period                     $  9.76       $  9.58        $ 10.09      $ 11.50

Net asset value at beginning of period                     $ 10.18       $  9.94        $ 10.20      $ 10.55

Net investment income                                          .73           .86            .68          .57
Net realized and unrealized gain(loss)
    on investments                                             .01           .--            .01          .--
                                                           -------       -------        -------      -------
Income from operations                                         .74           .86            .69          .57
Distributions to shareholders from:
    Net investment income                                     (.94)         (.62)          (.94)        (.92)
    Net realized gain                                         (.01)          .--           (.01)         .--
    Tax return of capital                                     (.01)          .--            .--          .--
                                                           -------       -------        -------      -------
                                                              (.96)         (.62)          (.95)        (.92)
                                                           -------       -------        -------      -------
Increase (decrease) in net asset value                        (.22)          .24           (.26)        (.35)
                                                           -------       -------        -------      -------
Net asset value at end of period                           $  9.96       $ 10.18        $  9.94      $ 10.20
                                                           =======       =======        =======      =======

Total Return                                                 7.28%         8.67%          6.76%        5.40%
                                                           =======       =======        =======      =======

RATIOS:
Ratio of expenses to average net assets                       .75%          .75%           .75%         .87%

Ratio of net investment income to average
    net assets                                               7.02%         8.43%          6.68%        5.78%

Portfolio turnover                                             N/A           N/A            N/A          N/A

NET ASSETS AT END OF PERIOD                             $3,464,661    $3,686,068     $2,376,022   $4,141,864


                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED

     Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited.

                                                                              TOTAL RETURN
                                                                                  FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                 1/1 to         1/1 to         1/1 to        1/1 to         1/1 to        1/1 to
                                                12/31/96       12/31/95       12/31/94      12/31/93       12/31/92      12/31/91
                                                --------       --------       --------      --------       --------      --------

Net asset value at beginning of period                        $ 13.40        $ 13.59        $ 13.00       $ 12.62        $ 10.59

Net investment income                                             .41            .35            .42           .44            .43
Net realized and unrealized gain
   (loss) on investments                                         3.34           (.01)          1.35           .51           2.47
                                                -------       -------        -------        -------       -------        -------
Income (loss) from investment operations                         3.75            .34           1.77           .95           2.90
Distributions to shareholders from:
  Net investment income                                          (.42)          (.35)          (.41)         (.44)          (.43)
  Net realized gain                                              (.80)          (.18)          (.76)         (.12)          (.43)
  Tax return of capital                                           .--            .--           (.01)         (.01)          (.01)
                                                -------       -------        -------        -------       -------        -------
                                                                (1.22)          (.53)         (1.18)         (.57)          (.87)
                                                              -------        -------        -------       -------        -------
Increase (decrease) in net asset value                           2.53           (.19)           .59           .38           2.03
                                                -------       -------        -------        -------       -------        -------
Net asset value at end of period                              $ 15.93        $ 13.40        $ 13.59       $ 13.00        $ 12.62
                                                =======       =======        =======        =======       =======        =======

Total Return                                                   28.07%          2.54%         13.67%         7.53%         27.45%
                                                =======       =======        =======        =======       =======        =======

RATIOS:
Ratio of expenses to average net assets                          .65%           .77%           .85%          .98%          1.11%

Ratio of net investment income to
   average net assets                                           3.42%          4.00%          3.80%         4.13%          4.39%

Portfolio turnover                                            105.56%         66.92%         48.12%        12.46%         32.58%

NET ASSETS AT END OF PERIOD                               $70,507,093    $34,708,256    $12,609,407    $7,247,897     $4,608,823




Due to the significant increase in shares issued to the Aon Savings Plan, the net changes in the 1994 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

                                                                                      TOTAL RETURN
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------

                                                                    1/1 to        1/1 to         1/1 to       1/1 to
                                                                   12/31/90      12/31/89       12/31/88     12/31/87
                                                                   --------      --------       --------     --------


Net asset value at beginning of period                              $ 11.60       $ 10.42        $  9.29      $ 11.19

Net investment income                                                   .55           .51            .39          .31
Net realized and unrealized gain (loss)
    on investments                                                    (1.00)         1.51           1.28         (.90)
                                                                    -------       -------        -------      -------
Income (loss) from investment operations                               (.45)         2.02           1.67         (.59)
Distributions to shareholders from:
    Net investment income                                              (.56)         (.51)          (.39)        (.94)
    Net realized gain                                                   .--          (.32)          (.15)        (.37)
    Tax return of capital                                               .--          (.01)           .--          .--
                                                                    -------       -------        -------      -------
                                                                       (.56)         (.84)          (.54)       (1.31)
                                                                    -------       -------        -------      -------
Increase (decrease) in net asset value                                (1.01)         1.18           1.13        (1.90)
                                                                    -------       -------        -------      -------
Net asset value at end of period                                    $ 10.59       $ 11.60        $ 10.42      $  9.29
                                                                    =======       =======        =======      =======

Total Return                                                         (3.85%)       19.51%         17.98%       (5.27%)
                                                                    =======       =======        =======      =======

RATIOS:
Ratio of expenses to average net assets                               1.10%         1.28%          1.35%        1.50%

Ratio of net investment income to
    average net assets                                                4.81%         4.54%          3.97%        3.04%

Portfolio turnover                                                   41.80%        48.94%         96.15%       81.80%

NET ASSETS AT END OF PERIOD                                      $2,937,613    $3,065,217     $2,301,744   $1,569,825


                           GE INVESTMENTS FUNDS, INC.
                         FINANCIAL HIGHLIGHTS, CONTINUED

     Selected data for each share of capital stock outstanding for the periods indicated. The data for the most recent five years has been audited.

                                                                      INTERNATIONAL EQUITY               REAL ESTATE SECURITIES
                                                                              FUND                                FUND
                                                                    ------------------------            -------------------------
                                                                      1/1 to         5/1 to              1/1 to          5/1 to
                                                                     12/31/96       12/31/95            12/31/96        12/31/95
                                                                     --------       --------            --------        --------

Net asset value at beginning of period                                               $ 10.00                             $ 10.00

Net investment income                                                                    .20                                 .46
Net realized and unrealized gain on investments                                          .47                                1.23
                                                                       ------        -------              ------         -------
Income from investment operations                                                        .67                                1.69
Distributions to shareholders from:
  Net investment income                                                                 (.20)                               (.46)
  Net realized gain                                                                      .--                                (.18)
                                                                       ------        -------              ------         -------
                                                                                        (.20)                               (.64)
                                                                                     -------              ------         -------
Increase in net asset value                                                              .47                                1.05
                                                                       ------        -------              ------         -------
Net asset value at end of period                                                     $ 10.47                             $ 11.05
                                                                       ======        =======              ======         =======


Total Return                                                                          6.70%*                              17.00%*
                                                                       ======        =======              ======         =======

RATIOS:
Ratio of expenses to average net assets**                                             1.54%*                               1.31%*

Ratio of net investment income to average net assets                                   .44%*                               6.85%*

Portfolio turnover                                                                   58.11%                               54.43%

NET ASSETS AT END OF PERIOD                                                      $15,347,782                         $13,428,877



* Amounts have been determined on an annualized basis.

**In 1995, the International Equity Portfolio received an expense reimbursement from the investment adviser. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.17% and (.18%), respectively.

**In 1995, the Real Estate Securities Portfolio received an expense reimbursement from the investment adviser. Absent this reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.61% and 6.55%, respectively.

                       INVESTMENT OBJECTIVES AND POLICIES

   Each Fund has one or more investment objectives and related investment policies and uses various investment practices to pursue these objectives and policies. There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

   The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or real estate securities.

   Certain types of investments and investment practices common to one or more Funds are described in greater detail, including the risks of each, under "Investment Practices" both in this prospectus and in the statement of additional information ("SAI"). The Funds are also subject to certain investment restrictions that are described herein and under the caption "Investment Restrictions" in the SAI.

   The investment objective or objectives of each Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of capital stock of the class related to that Fund. A majority means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Certain investment restrictions described in the SAI also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, also described in the SAI, as well as the investment policies of each Fund are not fundamental and may be changed by the Company's board of directors without shareholder approval.

Common Stock Index Fund

The Common Stock Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks comprising that Index. See "General Information" in the SAI for details.

   Standard and Poor's Corporation ("Standard & Poor's" or "S&P"1) chooses the 500 common stocks comprising the S&P 500 Index on the basis of market values, industry diversification and other factors. Most of the common stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the New York Stock Exchange. Additional common stocks that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. S&P may, from time to time, add common stocks to or delete common stocks from the S&P 500 Index.

   The Common Stock Index Fund will attempt to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it will attempt to keep transaction costs low and minimize portfolio turnover. To achieve its investment objective, the Common Stock Index Fund purchases each of the stocks comprising the S&P 500 Index in the same weighted proportions that such stocks have in the Index. Like the S&P 500 Index, the Common Stock Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index.


----------

1 "Standard and Poor's", "S&P", and "S&P 500" are trademarks of Standard and Poor's Corporation and have been licensed for use. The Common Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in this Fund or in securities generally or the ability of the S&P 500 Index to track general stock market performance.

     S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the Common Stock Index Fund or the timing of the issuance or sale of the shares of that Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or by investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     Active Fund management strategies are not used in making investment decisions for the Common Stock Index Fund. Rather, the Common Stock Index Fund utilizes a passive investment management approach.

     The Common Stock Index Fund will attempt to achieve a correlation between its total return and that of the S&P 500 Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Common Stock Index Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Adviser monitors the Common Stock Index Fund's correlation to the S&P 500 Index and attempts to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the Common Stock Index Fund and that of the S&P 500 Index). However, brokerage and other transaction costs, as well as other Common Stock Index Fund expenses, in addition to potential tracking error, will tend to cause the Common Stock Index Fund's return to be lower than the return of the S&P 500 Index. There can be no assurance as to how closely the Common Stock Index Fund's performance will correspond to the performance of the S&P 500 Index.

     The Common Stock Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the S&P 500 Index. In this regard, the Common Stock Index Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. Nevertheless, the Common Stock Index Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices, and, therefore, investors will bear the risk of such general stock market declines.

     The Common Stock Index Fund may write covered call and put options on individual securities and stock indices which correlate with the Common Stock Index Fund's investments and may purchase call and put options on such securities and stock indices, provided such options written or purchased are listed on a national securities exchange. In addition, the Common Stock Index Fund may purchase and sell exchange-traded stock index futures contracts and may write covered call and put options and purchase call and put options on stock index futures contracts provided such options written or purchased are listed on an exchange.

     Consistent with its investment objective, the Common Stock Index Fund will primarily use call and put options and futures contracts, as described above, to rapidly invest cash balances and to hedge exposure to the S&P 500 Index in anticipation of investing cash balances or expected cash flow into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" and "Financial Futures Contracts and Options Thereon" in this Prospectus for more information about these practices and their risks.

Government Securities Fund

     The Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments. The Government Securities Fund will invest at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities. See "Debt Securities" in this prospectus for more information about U.S. Government securities.

     The Government Securities Fund may invest up to 50% of its net assets in GNMA securities. Such securities are (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Government Securities Fund may invest) securities whose scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Government Securities Fund will receive scheduled monthly payments of principal and interest on its GNMA and other similar securities. In addition, the Government Securities Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested in the Government Securities Fund in instruments consistent with the Government Securities Fund's investment objectives. GNMA and other similar securities may not be an effective means of "locking in" long-term interest rates due to the need for the Government Securities Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Securities Fund, prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Government Securities Fund.

     The Government Securities Fund may write covered call and put options on debt securities, including obligations of the U.S. Government, its agencies and instrumentalities, whether or not listed on a national securities exchange and may purchase call and put options on such debt securities whether or not listed on an exchange. In addition, the Government Securities Fund may purchase and sell exchange-traded interest rate futures contracts and may write covered call options and purchase call and put options on interest rate futures contracts whether or not listed on an exchange. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" and "Financial Futures Contracts and Options Thereon" in this Prospectus for more information about these practices and their risks.

     The value of U.S. Government securities owned by the Government Securities Fund will fluctuate in response to various market forces and will vary inversely with prevailing current interest rates. Therefore, the value of an investment in the Government Securities Fund also will fluctuate. In this regard, any government or agency guarantee of securities held in the Government Securities Fund does not guarantee the value of an investment in the Fund.

Money Market Fund

     The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in various types of good quality money market securities. Such securities include:

     1. Obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof U.S. Government securities.

     2. Obligations (including certificates of deposit, loan participation interests, time deposits, and bankers' acceptances) of: (a) U.S. Banks and other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation when either (i) the principal amount of the obligation is insured in full by the FDIC, or (ii) the issuer of the obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion; and (b) U. S. branches of foreign banks having total assets in excess of $10 billion at the then current exchange rate.

     3. Repurchase agreements with banks or government securities dealers, provided that:

          (a)  at the  time  the  repurchase  agreement  is  entered  into,  and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

          (b) the collateral consists of U.S. Government securities or instruments rated in the highest rating category by the requisite nationally recognized statistical rating organizations ("NRSRO's") (as defined below); and

     4. Commercial paper, which consists of unsecured promissory notes issued by corporations.

     5.   Other   short-term   obligations   issued   or   guaranteed   by  U.S.
          corporations, state and municipal governments or other issuers.

     The Money Market Fund only invests in instruments denominated in U. S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition:

     1 rated in the two highest rating categories by at least two NRSROs (as defined under Rule 2a-7, under the Investment Company Act of 1940), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSRO's"); or

     2 in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

     3 issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.

   All of the Money Market Fund money market instruments mature in 13 months or less. The average maturity of the Fund's fund securities based on their dollar value does not exceed 90 days at the time of each investment. If the disposition of a fund security results in a dollar-weighted average fund maturity in excess of 90 days, the Fund invests its available cash in such a manner as to reduce its dollar-weighted average fund maturity to 90 days or less as soon as reasonably practicable.

     The Money Market Fund maintains 95% of its total assets in securities that are rated in the highest category by the requisite NRSROs or unrated securities of comparable investment quality. Of securities not rated in the highest category (or not of comparable quality), the Fund does not invest more than the greater of 1% of its total assets or $1 million in the securities of any single issuer. Except as explained in the SAI, the Fund does not invest more than 5% of its total assets (taken at amortized cost) in securities of any single issuer (except U.S. Government securities or repurchase agreements collateralized by such securities).

Total Return Fund

     The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. Total return consists of current income, including dividends, interest and discount accruals and capital appreciation. This Fund invests in common stocks and other equity securities or securities convertible into or with rights to purchase common stocks, securities that are permissible investments for the Government Securities Fund and the Money Market Fund. This Fund also invests in debt obligations described below:

     1. Marketable corporate debt securities rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc., ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or which, although not rated by either of the foregoing organizations, are deemed by the Adviser as being of investment quality equivalent to securities rated A or better. See the SAI for a description of such ratings.

     2. Securities issued or guaranteed by the Canadian Government or its Provinces, or their respective agencies or instrumentalities.

     3. Other debt obligations. Debt securities purchased with lower ratings generally provide higher yields but carry a greater risk of default and generally are subject to greater market fluctuations.

     There are no percentage limitations on the types of securities in which the Total Return Fund may invest, so from time to time it may invest entirely in stocks, entirely in bonds, entirely in money market instruments, or in any combination of these types of securities in accordance with the sole discretion of the Adviser and the board of directors of the Fund. At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by an NRSRO such as Standard and Poor's Corporation or Moody's Investors Service, Inc. The balance of the value of any bonds held by this Fund may be rated below those four highest grades, and if these lower-rated bonds were held in the Fund in significant amounts they would increase financial risk and income volatility. At the current time, the Fund has a non-fundamental investment restriction limiting this Fund's investment in these lower-rated debt securities (i.e., rated less than Baa or BBB) to no more than 30% of the Fund's total assets measured at the time of purchase. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.

     The Total Return Fund will be subject to varying levels of market and financial risk and current income volatility, and may at times be subject to high levels of market and financial risk and current income volatility. The market value of non-convertible debt securities usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a fund already invested at higher yields can be expected to rise, if such securities are protected against early call.
Similarly, when such yields increase, the market value of a fund already invested at lower yields can be expected to decline. It is likely that the portfolio turnover rate for this Fund will be higher than for other funds due to the frequent fund transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher brokerage expenses; however, it is expected that the gain in total return will more than offset the brokerage expense. It is not anticipated that higher portfolio turnover will have any adverse tax consequences.

International Equity Fund

     The International Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") and which the Adviser believes have long-term potential for capital appreciation. The Fund also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States,
(2) denominated or quoted in foreign currency ("non-dollar securities"), and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers").


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


     The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers and in non-dollar securities. See "Foreign Investments and Currency."

     Under normal market conditions, the Fund invests at least 65% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least 5 different countries other than the United States. Nonetheless, under certain economic and business conditions the Fund may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany.

     The equity and equity-related securities in which the International Equity Fund invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American depository receipts ("ADRs"), European depository receipts ("EDRs"), and global depository receipts ("GDRs""). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. See "Foreign Investments and Currency."

     Notwithstanding the foregoing, the International Equity Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, other money market instruments of the type in which the Money Market Fund may invest, or, subject to certain tax restrictions, foreign currencies. The International Equity Fund also may, under normal market conditions, invest up to 35% of its total assets in dollar denominated and non-dollar denominated debt securities of foreign issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currency or in non-dollar short-term debt securities.

     The International Equity Fund may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Foreign Investments and Currency." The International Equity Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, lending portfolio securities and borrowing money for investment purposes. These investment practices and attendant risks are described in "Investment Practices" in this prospectus or in the SAI.

     The International Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations and to seek to increase total return. When used to attempt to increase total return, these management techniques are speculative. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. These techniques are transactions in options, futures contracts, option contracts on futures contracts, forward foreign currency exchange contracts and currency swaps. To the extent that the Fund is fully invested in securities of foreign issuers or non-dollar securities while also maintaining foreign currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Foreign Investments and Currency."

Real Estate Securities Fund

     The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

     The Real Estate Securities Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

     Under normal conditions, the Real Estate Securities Fund has at least 65% of its total assets invested in equity or debt securities of issuers that are principally engaged in or related to the real estate industry. An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity real estate investment trusts (which directly own real estate), mortgage real estate investment trusts (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

     The Real Estate Equity Fund generally invests in common stocks but may also, without limitation, invest in preferred stock, convertible securities, warrants and debt securities of the foregoing issuers as well as publicly traded limited partnerships. In addition to these securities, the Fund may invest up to 35% of its total assets in (1) equity and debt securities of issuers outside the real estate industry, including all securities that the Total Return Fund may invest in, and (2) debt securities and convertible preferred stock and convertible bonds rated less than BBB by Standard and Poor's Corporation or Baa by Moody's Investors Service, Inc. or that are unrated. If held in the Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and in the SAI.

     The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements and lending portfolio securities. These investment practices and attendant risks are described in "Investment Practices" in this prospectus or in the SAI.

     There are significant risks inherent in the investment objective and policies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems. Likewise, because of its objective of investing in the securities of issuers whose products and services are related to the real estate industry, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

     Because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes."

     In addition to the risks discussed above, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Further, equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940 (the "1940 Act"). Finally, certain real estate investment trusts may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See "Investment Practices" in this prospectus for more information about real estate investment trusts.

Global Income Fund

     The Global Income Fund has the investment objectives of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers. Such investments may be denominated or quoted in foreign currencies ("non-dollar instruments") or U.S. dollars. Foreign issuers include: (1) foreign governments, or instrumentalities of foreign governments, (2) international entities (i.e., the World Bank), (3) companies organized outside the U.S. or whose securities are principally traded outside the U.S. and, (4) companies organized in the U.S. but having their principal activities and interests outside the U.S.

     The Global Income Fund may invest in: (1) U.S. Government securities of the type that the Government Securities Fund may invest in, (2) debt securities issued or guaranteed by a domestic or foreign issuer (including, in the case of a foreign government or international entity, any political subdivision, authority, agency or instrumentality thereof), (3) convertible bonds and non-convertible preferred stock of domestic or foreign issuer companies, (4) certificates of deposit, bankers' acceptances or time deposits of U.S. or foreign banks (including domestic or foreign branches thereof) having total assets of more than $1 billion, and (5) money market instruments of the type that the Money Market Fund may invest in. Debt securities may include floating rate and variable rate instruments, zero coupon obligations, mortgage-backed and asset-backed securities, and structured securities. See "Investment Practices" in this prospectus and the SAI for more information about these practices and their risks.

     The Global Income Fund is intended for investors who can accept the risks involved in securities of foreign issuers and non-dollar instruments. See "Foreign Investments and Currency."

     Under normal market conditions, the Global Income Fund invests at least 65% of its total assets in either non-dollar instruments or in the securities of at least three different foreign issuers or in a combination of both. The Fund also may, for temporary defensive purposes, invest up to 100% of its total assets in dollar-denominated instruments and/or securities of U.S. issuers (including money market instruments of the type that the Money Market Fund may invest in). In selecting investments for the Fund, the Adviser considers such factors as the instrument's duration, yield, credit quality, the prospects for capital appreciation, and the fundamental outlooks for currency and interest rate trends that could affect the instrument. The Fund may use currency transactions both to enhance overall returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund generally has both long and short currency positions, its net long and short foreign currency exposure generally does not exceed the value of its total assets. See "Foreign Investments and Currency."

     Debt securities held by the Global Income Fund are limited to those rated within the six highest categories by S&P, Moody's, or another NRSRO, or, if unrated by such rating organizations, are determined by the Adviser to be of comparable quality. The Fund does not, however, invest more than 25% of its total assets in securities rated below the four highest categories or more than 10% of its total assets in securities rated below the five highest categories. If such lower-rated securities are held in the Global Income Fund in significant amounts, they increase the financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Practices" in this prospectus and the SAI.

     The Global Income Fund maintains a dollar-weighted average portfolio duration of not more than seven years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in structured securities, options, futures contracts and options on futures contracts, and interest rate swaps. The Global Income Fund is not subject to any limitation with respect to the average maturity of its portfolio.

     The Global Income Fund employs certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated debt securities of U.S. issuers. Such techniques include transactions in options, futures contracts, options on futures contracts, structured securities, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. To the extent that the Fund is fully invested in securities of foreign issuers and non-dollar instruments while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions also may expose it to risks independent of its securities positions. See "Investment Practices" in this prospectus and the SAI. The Fund also may lend securities and invest in short-term money market instruments, when-issued securities, securities issued on a delayed-delivery basis, restricted securities and other illiquid investments. See "Investment Practices" in this prospectus.

     The Global Income Fund is not "diversified" as defined by the 1940 Act. Therefore, it is more susceptible to adverse developments affecting any single issuer. Nonetheless, a non-diversified Fund is still subject to the diversification requirements that arise under federal tax law and the 25% limit on concentration of investments in a single industry. See "Dividends, Distributions and Taxes" and "Investment Restrictions" in this prospectus.

Value Equity Fund

     The Value Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that NWQ believes are undervalued by the market place at the time of purchase and offer the potential for above-average capital appreciation. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in undervalued convertible preferred stock and debt securities.

     The Value Equity Fund may invest in securities of companies in cyclical industries during periods when such securities appear to NWQ to have strong potential for capital appreciation. The Fund also may invest in the securities of "special situation" companies. A "special situation" company is one that NWQ believes has potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies with management turnaround, corporate or asset restructuring or significantly undervalued assets.

     The universe from which NWQ selects securities includes those issued by companies of varying capitalization. NWQ identifies potentially undervalued securities by applying statistical measures designed to reveal value on an absolute and relative basis. Such statistical measures include key financial ratios such as stock price-to-earnings, stock price-to-book value and stock price-to-cash flow. It also evaluates the issuers of such securities on the basis of management strength, inside ownership, and competitive structure. The process used by NWQ to select undervalued securities generally differs from that used by many other "value" oriented investment advisers in that NWQ places a heavy emphasis on normalized earnings, stock price-to-cash flow ratios, relative value, and whether the security's issuer is in an industry that is likely to benefit from long-term fundamental improvements such as restructuring, turnaround trends or consolidation trends. At any point in time, NWQ also closely follows approximately 200 companies whose securities appear to have market appreciation potential based on statistical analysis. Because first-hand knowledge of management can be an important element in analyzing and valuing a company, NWQ interviews key management personnel of, and also may visit, these select companies to obtain fundamental research information and verify their value.

     Under normal market conditions, the Value Equity Fund invests at least 65% of its total assets in common stocks and other equity securities believed by NWQ to be undervalued. Nonetheless, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in Money Market instruments of the type that the Money Market Fund may invest in. The Value Equity Fund may invest up to 35% of its total assets in securities of foreign issuers, including ADRs, EDRs and GDRs. The Fund may invest up to 35% of its total assets in investment grade debt securities including those in which the Government Securities Fund may invest as well as corporate bonds, mortgage-backed and asset-backed securities, floating rate and variable rate instruments and zero coupon obligations. Investment grade debt securities are those rated in the four highest categories by S&P, Moody's, or another NRSRO, or, if unrated by such rating organizations, are determined by NWQ (or GEIM) to be of comparable quality. Of these debt securities, the Fund may invest an amount equal 15% of its total assets in securities rated below investment grade. Securities of foreign issuers and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Practices" and this prospectus and the SAI.

     The Value Equity Fund may lend portfolio securities and invest in short-term money market instruments, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and other illiquid investments. See "Investment Practices" in this prospectus and in the SAI for more information about these practices and their risks.

                              INVESTMENT PRACTICES

     In pursuing their investment objectives, the Funds may engage in the following investment practices.

Loans of Portfolio Securities

     Each Fund may from time to time lend securities it holds to brokers, dealers, and financial institutions, up to a maximum of 20% of the total value of that Fund's assets. Such loans will be secured by collateral in the form of cash or U.S. Treasury securities, which will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will continue to receive interest and dividends on the loaned securities during the term of its loans, and, in addition, will receive either a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. Each Fund also will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. In order to minimize this risk, the Funds will make loans of securities only to firms determined by the Adviser (under the supervision of the board of directors) to be creditworthy.

Short-Term Money Market Instruments

     All of the Funds may, to varying degrees, also invest in short-term money market instruments, including repurchase agreements, and when-issued and delayed-delivery securities. A repurchase agreement is a transaction in which a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser (under the supervision of the board of directors) reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. In the event of the bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. When-issued and delayed delivery securities are discussed in "Investment Practices" in the SAI.

Foreign Investments and Currency

     The Common Stock Index Fund, Government Securities Fund and Total Return Fund may each invest up to 10% of their total assets, taken at market value at the time of acquisition, in securities of foreign issuers and in non-dollar securities. In addition, each of these Funds may invest up to 25% of their total assets in securities of foreign issuers and in non-dollar securities if certain guarantees exist. Foreign investments will qualify as "guaranteed" if they are issued, assumed or guaranteed by either: (1) a foreign government or political subdivision or instrumentality thereof; or (2) a foreign issuer having a class of securities listed for trading on the New York Stock Exchange; or, in the alternative, if they are assumed or guaranteed by domestic issuers. The Value Equity Fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities. These Funds will not concentrate their investments in any particular foreign country. The International Equity Fund and the Global Income Fund may, as described above, invest all of their assets in the securities of foreign issuers and in non-dollar securities.

     Foreign Investments Generally. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, the International Equity Fund and the Global Income Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Common Stock Index Fund, Government Securities Fund, Total Return Fund, Value Equity Fund, International Equity Fund and Global Income Fund may all invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     Investments in Emerging Markets. The International Equity Fund and the Global Income Fund may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the International Equity Fund or the Global Income Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International Equity Fund's or the Global Income Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

     Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Common Stock Index Fund, Government Securities Fund, Total Return Fund, International Equity Fund and the Global Income Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund and the Global Income Fund often both have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

     In addition to investing in securities denominated or quoted in a foreign currency, the International Equity Fund and the Global Income Fund may engage in a variety of foreign currency management practices described below. Each also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These Funds will incur costs in connection with conversions between various currencies.

     Forward Foreign Currency Exchange Contracts. The International Equity Fund and the Global Income Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. When purchased or sold for the purpose of seeking to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, these Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. The International Equity Fund and the Global Income Fund also may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies.

     The International Equity Fund and the Global Income Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. It may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain that might be realized by a Fund if the value of the hedged currency increased. If the International Equity Fund or the Global Income Fund enters into a forward foreign currency exchange contract to sell foreign currency to seek to increase total return or to buy foreign currency for any reason, the Fund will be required to place cash, U.S. Government Securities or high grade liquid debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

     Options on Currencies. The International Equity Fund and the Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity Fund and the Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the- counter. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" below for a discussion of the liquidity risks associated with options transactions.


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


     Interest Rate Swaps and Currency Swaps. The International Equity Fund and the Global Income Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. The Global Income Fund may enter into interest rate swaps for these purposes. The Global Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Global Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

     The Global Income Fund only enters into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will maintain in a segregated account with its custodian cash and liquid high-grade debt securities equal to the net amount, if any, of the excess of a Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash and high-grade liquid debt securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

     The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the International Equity Fund or the Global Income Fund would be less favorable than it would have been if swaps were not used.

Debt Securities

     U.S. Government Debt Securities. All of the Funds may invest in U.S. Government securities. These include: (1) U.S. Treasury bills, notes, and bonds; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

     Zero Coupon Bonds. The Global Income Fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations issued at a significant discount from face value. The original discount approximates the total amount interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to the Fund) consists of the difference between its face value at maturity and its cost. Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Zero coupon bonds experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Fund accrues income on zero coupon bonds for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

     Mortgage-Backed and Asset-Backed Securities. All of the Funds except the Common Stock Index Fund may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

   Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This may increase the volatility of such instruments relative to other similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities varies with changes in prevailing market rates of interest generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

     Structured Securities. The Global Income Fund may invest in structured notes, bonds and debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of debt securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex debt securities.

     Lower-Rated Debt Securities. The Total Return Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may invest in debt securities (and the Real Estate Securities Fund, Value Equity Fund and Global Income Fund in convertible securities) with lower ratings which generally carry greater risk of default and are generally subject to greater market value fluctuations. If held by these Funds in significant amounts, such securities would increase financial risk and income fluctuation. Lower-rated debt and convertible securities have speculative characteristics and changes in economic conditions and other circumstances are more likely to weaken the capacity of issuers of such securities to make principal and interest payments than would be the case as to issuers of higher rated (i.e., investment grade) debt securities. In some cases, lower-rated debt and convertible securities may be highly speculative, have poor prospects of reaching investment grade standing or even be in default. See the SAI for a description of securities ratings and of lower-rated securities, including further discussion of the risks of investing in such instruments.

Writing Covered Call and Put Options and Purchasing Call and Put Options

     The Common Stock Index Fund, Government Securities Fund, Value Equity Fund, International Equity Fund, Real Estate Securities Fund and Global Income Fund may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Total Return Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with its custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

     Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

     The Common  Stock  Index  Fund,  International  Equity  Fund,  Real  Estate
Securities Fund, Global Income Fund and Value Equity Fund may each, in accordance with its investment objective(s) and investment program, also write exchange-traded covered call and put options on stock indices. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual fund securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

   The Common Stock Index Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund and Value Equity Fund may each also purchase exchange-traded call and put options with respect to securities and, except for the Government Securities Fund, with respect also to stock indices that correlate with its particular portfolio securities. All six Funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their portfolio securities. As the holder of a put option with respect to individual securities, each has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

     These six Funds may purchase call options on individual securities (or, except for the Government Securities Fund, on stock indices) in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, the Funds obtain the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

     The Government Securities Fund, International Equity Fund, Global Income Fund and Value Equity Fund may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Government Securities Fund, International Equity Fund, Global Income Fund and Value Equity Fund will engage in such transactions only with firms of sufficient credit to minimize these risks. Where one of these Funds has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

     Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

     In addition, the effectiveness of hedging the Common Stock Index Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the Fund's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are purchased or written.

     As to all options, if the Advisers' forecasts regarding movements in securities prices or interest rates are incorrect, a Fund's investment results might have been more favorable without the hedge. Because of these risks, the use of "options" related investment practices requires special skills in addition to those needed to select portfolio securities. A more detailed description of these investment practices and their associated risks is contained in the SAI.

Financial Futures Contracts and Options on Such Contracts

     The Common Stock Index Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may purchase and sell exchange-traded financial futures contracts and may write covered call options and purchase put and call options on financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, currency exchange rates, overall prices of securities in which each may invest, or to earn additional income. The Common Stock Index
Fund may write covered put options on financial futures contracts for the same purposes.

     Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specified debt securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time at a fixed price.

     To hedge against the possibility that increases in interest rates or other factors may result in a general decline in prices of securities owned by it, the Government Securities Fund, Real Estate Securities Fund and Global Income Fund may sell interest rate futures contracts. To hedge against the possibility of a general decline in the prices of securities owned by it, the Common Stock Index Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund may sell stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund and Global Equity Fund may sell currency futures contracts. Assuming that any decline in the securities or currency being hedged is accompanied by a decline in the debt instrument or stock index or currency chosen as a hedge, the sale of a futures contract on that debt instrument, stock index or currency may generate gains that can wholly or partially offset any decline in the value of the Fund's securities or currency exposure which have been hedged.

     To hedge against the possibility of lower long-term interest rates and likely concomitant increase in prices of securities owned by it, the Government Securities Fund, Real Estate Securities Fund and Global Income Fund may purchase interest rate futures contracts. Likewise, to hedge against increases in equity prices, the Common Stock Index Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund may purchase stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund and Global Income Fund may purchase currency futures contracts. For these Funds, such a strategy is intended to secure a position in the futures market intended to approximate the economic equivalent of a position in the securities market or currency market. When used as hedges, the Funds will purchase appropriate financial futures contracts only when each intends to purchase the underlying securities that may be affected by such increases in equity prices or decreases in interest rates or changes in currency exchange rates (as the case may be) and will purchase such financial futures contracts in approximately the amount being hedged. When used as hedges, the Advisers expect that purchases of the underlying securities will, in fact, be made a substantial majority of the time.

     All six Funds may purchase and sell exchange-traded financial futures contracts for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

     All six Funds may write covered call options and may purchase put and call options on futures contracts of the type which that Fund is permitted to purchase and sell in accordance with its investment objective and investment program, and may enter into closing transactions with respect to such options on futures contracts written or purchased. Likewise, the Common Stock Index Fund may write covered put options on stock index futures contracts. An option to acquire a financial futures contract gives the purchaser thereof the right to assume a position in the underlying futures contract, and, therefore, can serve the same hedging function as owning the futures contract directly.

     The Common Stock Index Fund may seek to close out (at its market price in the secondary market) a put option it has written before the option has expired. If the secondary market is not liquid for that option, however, the Fund must continue to be prepared to pay the strike price while the option remains outstanding, regardless of price changes, and must continue to set aside liquid assets to cover this position.

     None of the Funds will enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required to be on deposit as margin to secure its obligations under open futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, would exceed 5% of the market value of the Fund's total assets.

     The use of futures contracts by these Funds entails certain risks, including but not limited to the following: no assurance that futures contract transactions can be offset at favorable prices; possible reduction of a Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the futures contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If expectations regarding movements in securities prices, interest rates, or currency exchange rates are incorrect, a Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select fund securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

Restricted Securities and Other Illiquid Investments

     The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Common Stock Index Fund, Government Securities Fund, Money Market Fund and Total Return Fund will each not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested instruments that are illiquid by virtue of the absence of a readily available market. The International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund will each not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested instruments that are illiquid by virtue of the absence of a readily available market or because they are "restricted securities".

     Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted Security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

     The foregoing illiquid investment restrictions do not apply to purchases of restricted securities by the International Equity, Real Estate Securities, Value Equity or Global Income Funds eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act of that are determined to be liquid by the Fund's board of directors or by the Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. The foregoing investment restrictions also do not apply to purchases by the International Equity Fund or the Global Income Fund of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act.

Borrowing

     From time to time, the International Equity Fund may increase its ownership of various investments by borrowing from banks and investing the borrowed funds (on which the Fund pays interest). The Fund may borrow only up to 10% of the value of its total assets, subject to the 300% asset coverage requirement under the 1940 Act. Purchasing investments with borrowed funds is a speculative investment method known as "leverage," that may subject the Fund to relatively greater risks and costs (which may include commitment fees and/or the cost of maintaining minimum average balances with the lender) than would otherwise be the case, including possible reduction of income and increased fluctuation of net asset value per share. A further discussion of borrowing is contained in the SAI.

Real Estate Investment Trusts

     The Real Estate Securities Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund is determined as of the time of the close of trading on the New York Stock Exchange, (currently at 4:00 PM, New York City time) on each day when the New York Stock Exchange is open except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund will not be calculated on the Friday following Thanksgiving or on December 31 when December 31 falls on a weekday. The net asset value of a Fund is determined by adding the values of all securities, cash and other assets (including accrued but uncollected interest and dividends) of that Fund and subtracting all liabilities (including accrued expenses but excluding capital and surplus). Expenses, including investment advisory fees are accrued daily. The net asset value of a share is determined by dividing the net asset value of a Fund by the number of outstanding shares of that Fund.

     The value of each Fund's securities and assets, except those of the Money Market Fund and certain short-term debt securities held by the other Funds, is determined on the basis of their market values. All of the securities and assets of the Money Market Fund and debt securities having a remaining maturity of sixty days or less held by any of the other Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available, are valued at their fair market value as determined in good faith by, or under the authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI for more information.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Pursuant to a distribution agreement dated April 2, 1996, Forth Financial Securities Corporation ("FFSC") acts without remuneration as the Fund's distributor in the distribution of the shares of each Fund. FFSC is a wholly-owned subsidiary of Forth Financial Resources, Ltd., which is in turn a wholly-owned subsidiary of General Electric Company. FFSC is located at 6610 West Broad Street, Richmond, Virginia 23230. Mr. John J. Palmer, President of the Fund, and Mr. Scott Reeks, Treasurer of the Fund, are both affiliated with FFSC. FFSC has no obligation under the distribution agreement to sell any stated number of shares.

     Shares of the Funds are sold in a continuous offering and are authorized to be offered to the Accounts to support the variable contracts and to qualified pension and retirement plans for the benefit of plan participants. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges. Likewise, a qualified pension and retirement plan may purchase and redeems shares of the Funds for its participants at net asset value without sales or redemption charges. [In the future,qualified pension and retirement plans may purchase and redeem shares of the Funds on a basis to be negotiated between the Company or FFSC or both and such plans.]

     For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Company any orders to purchase or redeem shares of the Fund(s) based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement  plans may  transmit  to the Company any orders to purchase or redeem shares of the Fund(s) based on the instructions of plan trustees or participants. The Account and plans purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Company from the Accounts or a plan for the purchase of shares of International Equity Fund or Global Income Fund may not be invested by these Funds until the day following the execution of such purchases. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     It is the Company's intention to distribute, as dividends, substantially all of the net investment income, if any, from each of the Funds. All dividends of a Fund are subsequently reinvested in additional shares of that Fund at net asset value. For dividend purposes, net investment income of a Fund consists of all payments of dividends or interest received by that Fund less realized investment losses, if any, and estimated expenses (including the investment advisory fee). All net realized investment gains, if any, of a Fund are expected to be declared and distributed annually.

Taxes

     The Company believes that each of the Funds will qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986 (the "Code"). Since the Fund intends to annually distribute substantially all of its net income and gains to its shareholders, then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. Distributions will be made, however, consistent with the Code's rules defining a regulated investment company.

     Each Fund of the Company must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the fund's gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; (2) the fund's gains (without reduction for losses) derived from sales of securities held for less than three months must account for less than 30% of the Fund's gross income; and (3) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of the fund's assets must consist of cash, United States Government securities and other securities (no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the fund must not invest more than 25% of the value of its assets in the securities of any one issuer (other than United States Government securities).

     The Internal Revenue Service (the "Service") has ruled publicly that, for purposes of various of the requirements described above, an exchange-traded call option is a security and its issuer is the issuer of the underlying security, not the writer of the option. Also, the Service has ruled privately (at the request of a taxpayer other than the Funds) that, for purposes of the various requirements described above (1) certain instruments on stock indices (including exchange-traded options on a stock index, stock index futures, and options on stock index futures) are treated as securities, the issuers of which are the issuers of the stock underlying each index in proportion to the weighting of the stocks in the computation of the index, and (2) certain instruments on United States Government securities (including exchange-traded futures contracts, options, and options on futures contracts) are treated as securities, the issuer of which is the United States Government. In addition, with respect to certain instruments, the Service has ruled privately (at the request of a taxpayer other than the Funds) that gains includable in income solely by reason of mark-to-market rules in the Code will be treated as gains derived from securities held for at least three months for purposes of the 30% test described above.

     Since taxpayers other than the taxpayer requesting a private ruling from the Service are not entitled to rely on the ruling, the Company may, in its business judgment, restrict a Fund's ability to enter into options or futures transactions or engage in short-term trading and transactions in securities (including options and futures contracts). For the same reason, the Fund may, in its business judgment, require a Fund to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

     Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Company may be required, for example, to alter the investment objectives of one or more of the Funds.

     Foreign Investments. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

     Additional Tax Considerations. If a Fund failed to qualify as a regulated investment company, owners of variable life insurance and annuity contracts based on the Fund (1) might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of variable life insurance and annuity contracts based on the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Advisers might otherwise believe to be desirable.

     It is not feasible to comment on all of the federal tax consequences concerning the Funds. Since the shareholders of the Funds are currently limited to the Accounts and various qualified pension and retirement Plans, no further discussion of those consequences is included herein. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                             MANAGEMENT OF THE FUND

Board of Directors

     The Company has a board of directors, the members of which are elected by the shareholders. A majority of the directors are not associated with Life of Virginia or General Electric Company or their affiliates. The Directors are responsible for the overall management of the Company and their duties include reviewing the results of each Fund, monitoring investment activities and practices, and receiving and acting upon future plans for the Company.

Investment Adviser

     GEIM, a wholly-owned subsidiary of General Electric Corporation ("GEC"), is the investment adviser and administrator for the Fund. It is registered under the Investment Advisers Act of 1940 and its principal office is located at 3003 Summer Street, Stamford Connecticut 06905. In addition to the Fund, GEIM provides investment advice and management to other investment companies, pension plans, corporations, and other organizations. As of December 31, 1996, the aggregated assets under management were approximately $58 billion.

     GEIM manages the investments of the Common Stock Index Fund, Government Securities Fund, Money Market Fund, Total Return Fund and International Equity Fund determining which securities to buy and sell for each, selecting the brokers and dealers to effect the transactions,and negotiating commissions. In placing orders for securities transactions, GEIM's policy is to attempt to obtain the most favorable price and efficient execution available. [Subject to this policy, GEIM may also allocate brokerage to broker/dealers based upon their sale of Life of Virginia variable life insurance and variable annuity contracts.] GEIM has engaged investment sub-advisers to provide the day-to-day fund management of the Real Estate Securities Fund, Value Equity Fund and Global Income Fund.

     The Company has entered into an investment advisory and administration agreement (together, the "advisory agreements") with GEIM for each Fund effective May 1, 1997. Under these agreements, GEIM provides a continuous investment program for each Fund's assets, including investment research and management. GEIM determines what investments will be purchased, retained or sold by the Funds and places purchase and sale orders for the Funds' investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

     Prior to May 1, 1997, Aon Advisors, Inc. ("AAI") served as investment adviser to the Company and each Fund pursuant to a series of investment advisory agreements between the Company and AAI. AAI, a wholly owned subsidiary of Aon Corporation, is located at 123 N. Wacker Drive, Chicago, Illinois 60606. The investment advisory fees under the advisory agreements with GEIM are the same as the fees under the Company's investment advisory agreements with AAI. The SAI contains a further discussion of the Company's investment advisory agreements with AAI and information about AAI.

     Under its agreement with the Company, AAI agreed to reimburse the Fund for any amount by which the total operating expenses of the Common Stock Index and Money Market Funds in any fiscal year exceeded .75% of the aggregate average daily net assets of those Funds. AAI also agreed to reimburse the Fund for any amount by which the total operating expenses of the International Equity Fund in any fiscal year exceeded 1.75% of the first $30 million of the aggregate average daily net assets of that Fund and 1% of the aggregate average daily net assets in excess of $30 million. With respect to Funds other than the foregoing three Funds, AAI agreed to reimburse the Fund for any amount by which the total operating expenses of such Funds exceeded 1.5% of the first $30 million of the average daily net assets of those Funds and 1% of the amount by which the average daily net assets of each of these Funds exceeded $30 million. On a voluntary basis, AAI agreed to reimburse the International Equity and Real Estate Securities Funds for expenses in excess of the following amounts:
International Equity Fund, 1.50% of the first $30 million of average daily net assets; Real Estate Securities Fund, 1.25% of the first $30 million of average daily net assets. For purposes of this reimbursement formula, "operating expenses" did not include attorney's fees, court judgments or other litigation expenses or certain costs relating to indemnification.

     During the Fund's fiscal year ended December 31, 1996, the total operating expenses incurred by the Fund's Funds (including the advisory fees paid to AAI), before reimbursement, represented 0.__% of the average net assets of the Common Stock Index Fund, 0.__% of the average net assets of the Government Securities Fund, 0.__% of the average net assets of the Money Market Fund, 0.__% of the average net assets of the Total Return Fund, __% of the average net assets of the International Equity Fund, and ___% of the Real Estate Securities Fund. During the Fund's fiscal year ended December 31, 1996, AAI reimbursed the Fund for expenses in an amount representing 0.__% of the average net assets of the International Equity Fund and 0.__% of the average net assets of the Real Estate Securities Fund.

Investment Sub-Advisers

     Prior to May 1, 1997 Perpetual Fund Management, Limited ("Perpetual"), a wholly-owned subsidiary of Perpetual plc, was the investment sub-adviser for the International Equity Fund. It is registered under the Investment Advisers Act of 1940 as an investment adviser and has its principal offices at 48 Hart Street, Henley-on-Thames, Oxfordshire, England RG9 2AZ. In addition to the International Equity Fund, Perpetual provided investment advice and management to pension plans, corporations and other institutional and individual clients.

     Seneca, a limited liability company, is the investment sub-adviser for the Real Estate Securities Fund pursuant to an investment sub-advisory agreement effective May 1, 1997. Seneca is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca has three principal stockholders. They are Will K. Weinstein, Gail P. Seneca and Richard D. Little. Seneca is an independent investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Founded in 1989, Seneca currently manages approximately $3.2 billion in equity, fixed-income and real estate assets.

     NWQ is the investment sub-adviser to the Value Equity Fund pursuant to an investment sub-advisory agreement with GEIM effective May 1, 1997. NWQ located at 655 South Hope Street, Los Angeles, CA 90017 and is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business managing investments for institutional clients and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with __ years of experience. It manages approximately $__.__ billion in assets.

     GE Investment (U.S.) Ltd. ("GEIUS") is the investment sub-adviser to the Global Income Fund pursuant to an investment sub-advisory agreement with GEIM effective May 1, 1997. Like GEIM, GEIUS is an indirect wholly owned subsidiary of GEC and is considered under common control with GEIM. GEIUS is located at ______________ and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages _______________.

     Seneca, NWQ and GEIUS manage the investments of the Real Estate Securities Fund, Value Equity Fund and the Global Income Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, all three sub-advisers follow the GEIM's policy of seeking to obtain the most favorable price and efficient execution available.

     For their services, GEIM pays Seneca, NWQ and GEIUS monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is based upon the average daily net assets (see "Purchase and Redemption of Fund Shares") of the Fund that each sub-adviser manages.

Compensation of Advisers


                                                                                                      Maximum annual rate
                                       Adviser or                 1996 annual rate (as a %            (as a % of average
          Fund                         Sub-Adviser              of average daily net assets)           daily net assets)
      -------------                  --------------             ----------------------------        -----------------------
Common Stock Index                        GEIM                                                                 .35
Government Securities                     GEIM                                                                 .50
Money Market                              GEIM                                                                 .50
Total Return                              GEIM                                                                 .50
International Equity                      GEIM                                                                1.00
Real Estate Securities                    GEIM                                                                 . 85
Real Estate Securities                   Seneca                                                                .425
Value Equity                              GEIM                                                                 .___
Value Equity                               NWQ                                                                 .___
Global Income                             GEIM                                                                 .
Global Income                             GEIUS                                                                .


     With respect to each of the Funds other than the Common Stock Index Fund, the fee payable to the Adviser(s) is graduated so that increases in the respective Fund's average annual net assets may result in a lower fee and decreases in a Fund's average annual net assets may increase the fee. The maximum annual rate payable to each Adviser is indicated in the right-hand column.

     See "Management of the Company" in the SAI for further information.

Fund Managers

     Robert Aufiero, portfolio manager of the debt portion of the Total Return Fund, joined GEIM in 1993 after five years at Shields Asset Management. Mr. Aufiero began his career as a trader in 1983 with A.G. Becker and has held additional positions with Citibank and McNeil Mantha. He is a generalist portfolio manager and represents the GEIM fixed-income team in the corporate bond sector. Mr. Aufiero received a B.S. in finance from Marist College and an MBA in international finance from St. John's University.

     Eugene K. Bolton, portfolio manager of the Common Stock Index Fund, is Executive Vice President and a Director of GEIM. He joined GEIM in [1985], prior to which he served for twenty years in various financial management positions in GEC. Mr. Bolton received a B.A. in business and management from Mundelein College.

     Jon D. Bosse, portfolio manager of the Value Equity Fund, joined NWQ in 1996. Prior to joining NWQ, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented fund. Previous to this, he spent four years in the corporate finance department of ARCO. Mr. Bosse received his B.A. (summa cum laude) in economics from Washington University in St. Louis were he received the John M. Olin Award for excellence in economics. Mr. Bosse is also a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

     Donald Duncan, portfolio manager of the Money Market Fund, joined GEIM in 1988. Mr. Duncan received a B.S. in business administration from the University of Rhode Island.

     Ralph R. Layman, portfolio manager of the International Equity Fund, joined GEIM in 1991. Mr. Layman is an Executive Vice President and Director of GEIM and a trustee of the GE Pension Fund. Prior to joining GEIM, he held positions over a twelve-year period with Northern Capital Management, Templeton Management, Wausau Insurance Company and Rockwell International. Mr. Layman received a B.S. in economics and an M.S. in finance from the University of Wisconsin. He is a Chartered Financial Analyst and a founding member of the International Society of Financial Analysts.

     William R. Wright, portfolio manager of the Global Income Fund, joined GEIUS in 1993. He is also a Vice President of GEIM. Prior to joining GEIUS, Mr. Wright worked for Continental Insurance Corp. where he was a portfolio manager of its U.K. subsidiary. He began his career in 1980 at Bankers Trust Company after service as a language specialist in the U.S. Army Security Agency. Mr. Wright received his B.A. in political science/Asian studies from Wittenberg University and an MBA in finance from New York University.

                             ADDITIONAL INFORMATION

Capital Stock

     The Fund is currently issuing eight classes of capital stock with each representing interests in a different Fund. All shares of capital stock (including fractional shares) have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the fund in which they represent an interest. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.

Contract Owner Voting Rights

     With regard to matters for which the 1940 Act requires a shareholder vote, Life of Virginia votes Fund shares held in an Account in accordance with instructions received from owners of variable life insurance and variable annuity contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of Funds differ (such as approval of an investment advisory agreement or a change in the fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by the Accounts for which no instructions are received are voted by Life of Virginia for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

     With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans if such participants have a voting interest in such plans.

Annual  Reports

     The Fund's annual report to shareholders contains additional performance information that will be made available upon request and without charge.

Inquiries

     Contract owner and plan participant inquiries should be sent to GE Investments Funds, Inc. 6610 W. Broad Street, Richmond, Virginia 23230.

Custodian, Transfer and Dividend Paying Agent

   Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's assets and also performs certain accounting services for the Company. These services include maintaining certain of the Company's books, accounts, journals and other records of original entry and performing certain daily functions related thereto, including calculating each Fund's daily net asset value. State Street acts as the Company's transfer and dividend paying agent. The principal office of State Street is located at 225 Franklin Street, Boston, MA 02110.

Legal Matters

     Sutherland, Asbill & Brennan of Washington, L.L.P., D.C. is Counsel for the Fund. There are no material legal proceedings in which the Fund is a party.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                           GE INVESTMENTS FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997

   This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon matters discussed in the prospectus and should, therefore, be read in conjunction with the prospectus. To obtain a copy of a prospectus with the same date as this Statement of Additional Information, send a written request to GE Investments Funds, Inc., 6610 W. Broad Street, Richmond, Virginia 23230, or call (804)281-6000.

                               TABLE OF CONTENTS

                                                Page
                                                ----

General Information

  Prior History ............................       3
  The Funds ................................       3
  Portfolio Turnover Rate Calculation ......       4

Investment Practices and Restrictions

  Investment Practices .....................       5
  Investment Restrictions ..................      15

Management of the Fund .....................      17

  Directors and Officers ...................      17
  AAI ......................................      18
  AAI Investment Advisory Agreement ........      18
  AAI Investment Advisory Fee ..............      19
  AAI Investment Sub-Advisers ..............      20
  AAI Investment Sub-Advisory Agreements ...      20
  AAI Investment Sub-Advisory Fees .........      21
  Reimbursement of Excess Operating Expenses      21
  GEIM .....................................      21
  GEIM Investment Advisory Agreement .......      22
  GEIM Investment Sub-Advisers .............      23
  GEIM Investment Sub-Advisory Agreements ..      23
  Securities Activities of the Advisers ....      24

Portfolio Transactions and Brokerage .......      25

Determination of Net Asset Value ...........      25

Dividends and Distributions ................      26

Redemption of Fund Shares ..................      27

Additional Information

  Life of Virginia .........................      27
  Custodian, Dividend and Transfer Agent ...      27
  Independent Auditors .....................      27
  Legal Counsel ............................      27
  Capital Stock ............................      27
  Voting Rights ............................      28
  Other Information ........................      28

Audited Financial Statements ...............      29

Appendix A .................................      30

Appendix B .................................      32

                              GENERAL INFORMATION

     GE Investments Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of eight separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

     Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and conducts the business and affairs of the Company. GEIM has engaged GMG/Seneca Capital Management, L.L.C. ("Genesis") as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and engaged GE Investment (U.S.) Ltd. ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either Genesis, NWQ or GEIUS in their respective roles.)

Prior History

     On May 1, 1993, pursuant to shareholder approval obtained on April 20, 1993, the names and the investment objectives, policies and fundamental restrictions of the Common Stock Index Fund, (formerly the Common Stock Fund), and the Government Securities Fund, (formerly the Bond Fund) were changed. The investment objective of the Common Stock Fund was intermediate and long-term growth of capital, with reasonable income a consideration. The Common Stock Fund sought to achieve this objective by investing principally in common stocks and securities convertible into or with rights to purchase common stocks. The investment objective of the Bond Fund was providing as high a level of income as is consistent with the preservation of capital. It sought to achieve this objective by investing primarily in corporate bonds and government obligations.

The Funds

     The Common Stock Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks comprising that index. The Common Stock Index Fund attempts to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it will attempt to keep transaction costs low and minimize portfolio turnover. To achieve its investment objective, the Common Stock Index Fund purchases each of the stocks comprising the S&P 500 Index in the same weighted proportions that such stocks have to the Index. Like the S&P 500 Index, the Common Stock Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index. From time to time, adjustments will be made in the Common Stock Index Fund's holdings due to changes in the composition or weightings of issues comprising the S&P 500 Index. For the year ended December 31, 1996, the portfolio turnover rate for the Common Stock Index Fund was _____ %. For the year ended December 31, 1995, the portfolio turnover rate for the Common Stock Index Fund was 14.58%.

     The Government Securities Fund has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments. The Government Securities Fund invests at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities. For the year ended December 31, 1996, the portfolio turnover rate for the Government Securities Fund was _____ %. For the year ended December 31, 1995, the portfolio turnover rate for the Government Securities Fund was 130.64%.

     The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in good quality money market securities. Such securities include U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; bank certificates of deposit; commercial paper; bankers' acceptances; and repurchase agreements.

     The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. Total return consists of current income, including dividends, interest and discount accruals and capital appreciation. This Fund invests in common stocks and other equity securities or securities convertible into or with rights to purchase common stocks, securities that are permissible investments for the Government Securities Fund and the Money Market Fund. This Fund also invests in corporate debt obligations.

     There are no percentage limitations on the types of securities in which the Total Return Fund may invest, so from time to time it may invest entirely in stocks, entirely in bonds, entirely in money market instruments, or in any combination of these types of securities in accordance with the sole discretion of the Adviser and the board of directors of the Company. At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by a nationally recognized rating service such as Standard and Poor's Corporation or Moody's Investors Service, Inc. The portfolio turnover rate for the year ended December 31, 1996, was _____ %. Stocks in the Fund had a turnover ratio of _____ %. Bonds in the portfolio had a turnover ratio of _____ %. The portfolio turnover rate for the year ended December 31, 1995, was 105.56%. Stocks in the Fund had a turnover ratio of 154.74%. Bonds in the portfolio had a turnover ratio of 51.62%.

     The International Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") and which the Adviser believes have long-term potential for capital appreciation. The Fund also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States,
(2) denominated or quoted in foreign currency ("non-dollar securities"), and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers"). For the year ended December 31, 1996, the portfolio turnover rate for the International Equity Fund __%. For the fiscal period ended December 31, 1995, the portfolio turnover rate for the International Equity Fund was __% on an annualized basis.

     The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate. For the year ended December 31, 1996, the portfolio turnover rate for the Real Estate Securities Fund __%. For the fiscal period ended December 31, 1995, the portfolio turnover rate for the Real Estate Securities Fund was __% on an annualized basis.

     The Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers. Such investments may be denominated or quoted in foreign currencies ("non-dollar instruments") or U.S. dollars. Foreign issuers include: (1) foreign governments, or instrumentalityOs of foreign governments, (2) international entities (i. e., the World Bank), (3) companies organized outside the U.S. or whose securities are principally traded outside the U.S. and, (4) companies organized in the U.S. but having their principal activities and interests outside the U.S. The anticipated portfolio turnover rate for the Global Income Fund is approximately ____ %.

     The Value Equity Fund has the investment objective of providing long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that NWQ believes are undervalued by the market place at the time of purchase and offer the potential for above-average capital appreciation. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in undervalued convertible preferred stock and debt securities. The anticipated portfolio turnover rate for the Value Equity Fund is approximately #_____%.

Portfolio Turnover Rate Calculation

     The turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Company to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown above. Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund.

                      INVESTMENT PRACTICES AND RESTRICTIONS

Investment Practices

     The policies by which the Funds will pursue their objectives are generally set forth in the prospectus. This section is intended to augment the explanation found in the prospectus.

     When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Company will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Company's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

     Loans of Portfolio Securities. The Funds may from time to time lend securities each Fund holds to brokers, dealers and financial institutions, up to a maximum of 20% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. (See "Fundamental Restrictions" in this SAI.) Such loans are secured by collateral in the form of cash or United States Treasury securities, which at all times while the loan is outstanding, is maintained in an amount at least equal to the current market value of the loaned securities. The Funds continue to receive interest and dividends on the loaned securities during the term of the loans, and, in addition, receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Funds also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

     The right to terminate a loan of securities, subject to appropriate notice, is given to either party. When a loan is terminated, the borrower returns the loaned securities to the Company. The Company does not have the right to vote securities on loan, but may terminate the loan and regain the right to vote if that were important with respect to the investment.

     For tax purposes, the dividends, interest and other distributions which the Company receives on loaned securities may be treated as other than qualified income for the 90% test discussed under "Taxes" in the prospectus. The Company intends to lend portfolio securities only to the extent that this activity does not jeopardize a Fund's status as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

     The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but a Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, a Fund makes loans of securities only to firms the Adviser (under the supervision of the board of directors) deems creditworthy.

     Convertible Securities. The Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt security. In evaluating a convertible security, an Adviser usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which these Funds may invest are subject to the same rating criteria as each portfolio's investment in non-convertible debt securities.

     Warrants. The International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may each invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Risks of Foreign Investments. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

     Since investments in foreign issuers may involve currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Forward Foreign Currency Exchange Contracts. The International Equity Fund and Global Income Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The International Equity Fund and Global Income Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of these Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

     The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The Funds also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds.

     The Company's custodian will place cash or high grade liquid debt securities (i.e., securities rated in one of the top three ratings categories by S&P or by Moody's or, if unrated, deemed by the Adviser to be of comparable credit quality) into a segregated account of the Fund in an amount equal to the value of a Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While the International Equity Fund and Global Income Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for, the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Funds portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Writing and Purchasing Currency Call and Put Options. The International Equity Fund and Global Income Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The International Equity Fund and Global Income Fund also may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency if a pattern of correlation exists between the values of the currencies. In addition, these Funds may purchase call options on currency when the Adviser anticipates that the foreign currency will appreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund. A call option written by these Funds obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     The International Equity Fund or Global Income Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." These Funds also are able to enter into closing sale transactions in order to realize gains or minimize losses on options that either purchases.

     The International Equity Fund and Global Income Fund normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by either are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund ordinarily realizes a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund realizes either no gain or a loss on the purchase of the call option.

     The International Equity Fund and Global Income Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, the International Equity Fund and Global Income Fund may use options on currency to seek to increase total return. It may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     The International Equity Fund and Global Income Fund normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. They ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. It would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise it would realize either no gain or a loss on the purchase of the put option.

     Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the International Equity Fund and Global Income Fund generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it is not possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it is not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     The International Equity Fund and Global Income Fund may purchase and write over-the-counter options to the extent consistent with their limitations on investments in illiquid investments. See "Investment Restrictions." Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Funds. See "Investment Practices" in the Prospectus.

     Interest Rate and Currency Swaps. The International Equity Fund and Global Income Fund may enter into currency swaps for hedging purposes and to increase total return. The Global Income Fund may enter into interest rate swaps for these purposes. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Company and the Adviser believe that swaps do not constitute senior securities as defined in the Investment Company Act of 1940 (the"1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P, or, if unrated, deemed by the Investment Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Company's custodian. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of payment stream payable by the Global Income Fund pursuant to an interest rate swap, will be maintained in a segregated account with the Company's custodian. Neither Fund enters into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investments subject to a Fund's limitation on such investments. See "Investment Practices" in the prospectus.

     Options on Securities and Securities Indices. The Common Stock Index Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Total Return Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with its custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by depositing cash or securities with the Company's custodian in the same manner as written puts are covered.

     Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

     The Common Stock Index Fund, International Equity Fund, Real Estate Securities Fund and Value Equity Fund may each, in accordance with its investment objective and investment program, also write exchange-traded covered call and put options on stock indices. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

     If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will represent a capital gain to the Fund. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security at a disadvantageous price, which may only be partially offset by the amount of premium received.

     When a Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

     Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its FCM as collateral, cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

     Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available. The four Funds may also purchase put or call options on securities indices in order to (i) hedge against anticipated changes in stock prices that may adversely affect the prices of securities that they intend to purchase at a later date, (ii) hedge their investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, these Funds may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

     The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by it, the Common Stock Index Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

     All seven Funds (other than the Money Market Fund) may use options traded on a national securities exchange. Only the Government Securities Fund, International Equity Fund and Global Income Fund, however, may use over-the-counter (i.e., unlisted) options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Government Securities Fund and Global Income Fund may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that the Government Securities Fund and Global Income Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Government Securities Fund and Global Income Fund, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." The Company's board of directors has established standards of creditworthiness for these primary dealers.

     Financial Futures Contracts. The Common Stock Index Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund, each in accordance with its investment objective, investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates or overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or government bond markets. Likewise, the International Equity Fund and Global Income Fund may purchase and sell exchange-traded currency futures contracts as a hedge to protect against anticipated adverse changes in currency exchange rates. All six Funds also may purchase and sell exchange-traded financial futures contracts to earn additional income or otherwise seek to increase total return.

     Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time for a fixed price.

     An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts on GNMA Certificates, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, short-term U.S. Treasury Notes, and bank certificates of deposit.

     Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may use those indices which are appropriate to its hedging strategies.

     A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equalling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

     Financial future contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an off-setting transaction which operates to cancel the position held, and which usually results in a profit or loss.

     Options on Financial Futures Contracts. The Common Stock Index Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may also purchase call and put options on financial futures contracts and write covered call options on financial futures contracts of the type which the particular Fund is authorized to enter into. The Common Stock Index Fund and Value Equity Fund also may write covered put options on stock index futures contracts. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the same hedging purposes as they may each purchase or sell financial futures contracts or in order to earn additional income or otherwise seek to increase total return.

     Options on financial futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

     Unlike entering into a financial futures contract itself, purchasing options on financial futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when the Fund desires maximum flexibility. Whether, in order to achieve a particular objective, the Fund enters into a financial futures contract, on the one hand, or an option contract on a financial futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

     Certain Additional Risks of Options and Financial Futures Contracts. In addition to the risks described in the Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the options or financial futures contracts used may be based on securities or currencies which, or stock indices the components of which, are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

     To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contract which is smaller than the amount of portfolio securities to which such contracts relate.

     The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to financial futures contracts and options written on stock indices. A Fund in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices, a Fund could potentially lose a sum equal to the excess of the value of the index (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

     Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

     Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

     In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Custodian, Dividend and Transfer Agent," in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

     The success of any Fund in using hedging techniques depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on its ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. In any event, the Adviser will use financial futures contracts, options thereon, and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

     Borrowing. From time to time the International Equity Fund may increase its ownership of investments by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the prospectus. The Fund may not borrow more than 10% of the value of its assets for this purpose and may not borrow unless the value of its assets, less its liabilities other than borrowing, is equal to at least 300% of all borrowings, including any additional proposed borrowings. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund must, within three days, reduce its borrowing to the extent necessary to meet the coverage requirement and may have to sell a portion of its investments at an inopportune time. Borrowing for investment increases both investment opportunity and risk. Interest on borrowed money is an expense that the Fund would not otherwise incur, so that it may have little or no net investment income during periods of borrowing. Since substantially all of the Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value tends to increase and decrease more when portfolio investments increase and decrease than would otherwise be the case.

     Lower-Rated, Lower Quality Debt Instruments. Up to 30% of the total assets of the Total Return Fund, 35% of the total assets of the Real Estate Securities Fund, 15% of the total assets of the Value Equity Fund and 25% of the total assets of the Global Income Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). 10% of the total assets of the Global Income Fund may be invested in debt instruments rated lower than the five highest rating categories. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e. investment grade debt instruments), and especially those which are investment grade but are not high quality (i.e. rated Baa by Moody's or BBB by Standard & Poor's) may, after purchase by a Fund, have their ratings lowered due to the deterioration of the
issuer's  financial   position.

     Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e. those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent the Total Return, Real Estate Securities, Value Equity, or Global Income Funds invest in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value. In addition, the Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

     Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

     The Total Return, Real Estate Securities, Value Equity, or Global Income Funds may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Company anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Company to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Company's board of directors. This valuation is more difficult and judgement plays a greater role in such valuation when there is less reliable objective data available.

     The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

     The Total Return, Real Estate Securities Value Equity, or Global Income Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Company has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

     Zero Coupon Bonds. The Global Income Fund may invest in zero coupon bonds which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying interest. As a result, zero coupon bonds are generally traded at a significant discount from their face value. The discount approximates the present value of interest that the bonds would have accrued and compounded over the period until maturity.

     Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferral of interest (and sometimes principal) payments. Companies that issue zero coupon bonds often do not have the capacity to pay current interest and so are likely to be poorer credit risks than other issuers. In addition, the market prices of zero coupon bonds are likely to be more volatile and to fluctuate to a greater degree in response to interest rates than the market prices of interest-bearing bonds having similar maturities and credit quality. Zero coupon bonds entail the disadvantage that cash cannot be generated from them prior to the maturity or payment date except by liquidating them at a discount. Similarly, if the issuer of a zero coupon bond defaults, the Company may obtain no return on its investment.

     Mortgage-Backed and Asset-Backed Securities. All of the Companys except the Common Stock Index Fund may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

     Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

     Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

     GNMA Certificates. The Government Securities Fund may invest up to 50% of its net assets in Government National Mortgage Association ("GNMA") Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

     The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Government Securities Fund may use principal payments it receives to purchase additional GNMA Certificates or other investments permitted to it. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Government Securities Fund may reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.

Investment Restrictions

     Fundamental Restrictions. Each class of capital stock of the Company represents interests in a separate Fund of the Company. The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change. Except where otherwise noted, each Fund may not:

     1. Issue senior securities except: (a) to the extent that borrowings under paragraph (10) below exceeding 5% may be deemed to be senior securities under the Investment Company Act of 1940, or (b) in connection with investments of certain Funds in options and futures contracts.

     2. As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). This restriction dose not apply to the Global Income Fund.

     3. Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements.

     4. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. This restriction does not apply to the Real Estate Securities Fund.

     5. Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

     6. Purchase securities which are subject to legal or contractual delays in or restrictions on resale. This restriction does not apply to the International Equity Fund, the Real Estate Securities Fund, Value Equity Fund or Global Income Fund.

     7. Purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

     8. Make loans, except as provided in (9) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan).

     9. Lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund's guidelines.

     10. Borrow amounts in excess of 10% (20% in the case of the Common Stock Index Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The International Equity Fund, however, may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments.

     11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except:
          (a) as may be necessary in  connection  with  borrowings  mentioned in
          (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in options and futures contracts.

     12. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     13. Invest more than 10% of its net assets (15% for the International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund) in repurchase agreements maturing in more than seven days and other illiquid investments.

     Nonfundamental Restrictions. The Company has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the board of directors without shareholder approval. Under these restrictions, each Fund may not:

     1. Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value,would be invested in such securities. However, up to 25% of the total assets of the Fund may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. This restriction is not applicable to the International Equity Fund, Value Equity Fund and Global Income Fund.

     2. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with other Funds or with individually managed accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     3. The Funds other than the Real Estate Securities Fund may not purchase or retain the securities of any issuer if the individual officers and directors of the Company, GEIM, or any of its affiliates own beneficially more than 1/2 of 1% of the securities of such issuer or together own in the aggregate more than 5% of the securities of such issuer.

     4. Alone, or together with any other portfolio or portfolios, make investments for the purpose of exercising control over, or management of any issuer.

     5. Purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than a total of 10% of the Fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities.

     6. Purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that certain Funds may invest in financial futures contracts and related options.

     7. Invest more than 30% (35% for the Real Estate Securities Fund) of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are unrated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's.

     8.   The Total  Return  Fund may not write,  purchase  or sell puts,  calls
          (other  than  covered  call  options  on  individual   securities)  or
          combinations thereof.

     9. The Money Market Fund may not invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank).

     10. The Common Stock Index Fund, Government Securities Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

     11. The International Equity Fund and Global Income Fund will not invest in the securities of foreign issuers unless after such investment issuers in at least the following number of different countries are represented in the Fund: if up to 40% of the Fund's total assets are invested in foreign issuers, two foreign countries; if between 40% and 60% of the Fund's total assets are invested in foreign issuers, three foreign countries; if between 60% and 80% of the Fund's total assets are invested in foreign issuers, four foreign countries; and if over 80% of the Fund's total assets are invested in foreign issuers, five foreign countries.

                             MANAGEMENT OF THE FUND

Directors and Officers

   The directors and officers of the Company and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 6610 W. Broad Street, Richmond, VA 23230.

Names, Positions, and Addresses of Directors and Officers of the Company
 Occupation During the Past 5 Years

Wallace L. Chandler, Director
Hamilton & Broad Street
Richmond, VA 23260

     Director, Universal Corporation, since 1986. Director, Lawyers Title Corporation, since 1991. Director, Regency Financial Shares, Inc., since 1989 and Chairman, since 1992. Director, Regency Bank since 1987 and Vice Chairman, since 1992.

John E. Leard, Director
6207 Monument Ave.
Richmond, VA

     Retired-Vice President, Richmond Newspapers, Inc. Retired Executive Editor, Richmond Times Dispatch and the Richmond News Leader.

J. Clifford Miller, III, Director
7103 Glen Parkway
Richmond, VA 23229

         Account Executive, Davenport & Co. of Virginia, Inc., since 1992; Self Employed Consultant from 1988 to 1992; Director, Miller Manufacturing Co., Inc., from 1977 to 1990; General Partner, Miller Land Company, since 1987.

John J. Palmer *, President & Director

         Director, Life of Virginia, since 1986; Senior Vice President--Life of Virginia, since 1980; Director, Forth Financial Securities Corporation, since 1986; President, Forth Financial Securities Corporation, since 1992.

Lee A. Putney, Director
4208 Sulgrave Road
Richmond, VA

          Director, Regency Financial Shares, Inc., since 1989; Chairman of Board of Directors, Regency Bank, since 1987.

Robert P. Martin, Jr., Director
115 Granite Avenue
Richmond, VA 23226

          Self-employed investment consultant, since 1985.

J. Garnett Nelson*, Director
Route 1, Box 195
Montpelier, VA  23192

          President, Mid-Atlantic Holdings, L.L.C. since 1995; Senior Vice President 1988-1995 and Director 1989-1995, The Life Insurance Company of Virginia; Director RAC Income Fund, Inc. since 1991; Director, Lawyers Title Corporation, 1991-1996.

Scott R. Reeks *, Treasurer

          Director - Marketing Administration and Equity Operations, Life of Virginia, since 1991; Treasurer, Vice President and Manager of Operations, Forth Financial Securities Corporation, since 1985.

Linda L. Lanam *, Secretary

          Corporate Secretary for Life of Virginia. Vice President and Senior Counsel of Life of Virginia, since 1989.

----------

*    Directors  and  officers   identified   with  an  asterisk  are  considered
     "interested persons" of the Company as that term is defined in the Investment Company Act of 1940 because of their employment or other affiliation with Life of Virginia and/or Aon Advisors, Inc.

     Directors or officers who are interested persons of the Company do not receive any compensation from the Company for their services to the Company. The directors who are not interested persons of the Company receive compensation from the Company at a rate of $2,000 annually, plus $250 per meeting attended. In addition, directors who are not interested persons of the Company are reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Company. During 1996 the Company paid directors' fees of $17,500 to the directors who were not interested persons of the Company.



                         TABLE OF DIRECTORS COMPENSATION

                                               Aggregate Compensation
Name of Director                                  From the Company
----------------                                  ----------------

Mr. Chandler                                            $3,500

Mr. Leard                                               $3,500

Mr. Martin                                              $3,500

Mr. C. Miller                                           $3,500

Mr. G. Nelson                                                0

Mr. J. Palmer                                                0

Mr. L. Putney                                           $3,500


     Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expenses for pension or retirement benefits.

AAI

    Prior to May 1, 1997 the investment adviser for the Company was Aon Advisors, Inc. ("AAI"), a wholly-owned subsidiary of Aon Corporation ("Aon"). In addition to the Company, AAI provides investment advice and management to pension plans, corporations, and other organizations. Aon, a publicly owned Delaware corporation, is an insurance holding company organization principally engaged through subsidiaries in the insurance and insurance brokerage business.

AAI Investment Advisory Agreement

   The duties and responsibilities of AAI are specified in the Investment Advisory Agreement ("AAI Agreement") between the Company and AAI. The Agreement was first approved for each Fund by the board of directors of the Company (including a majority of directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, of any such party) at a meeting held for that purpose on January 27, 1993. It was also approved by the shareholders of each Fund at a meeting held on April 20, 1993. Likewise, the board of directors approved substantially identical additional agreements ("AAI Additional Agreements") covering the International Equity Fund and the Real Estate Securities Fund at a meeting held for that purpose on January 25, 1995. The Additional Agreements were approved by the shareholders of these Funds on May 24, 1995. The Agreement and the Additional Agreements were not assignable and could be terminated without penalty upon 60 days written notice at the option of either the Company or AAI or by a vote of shareholders. The Agreement provided that it could be continued for each Fund from year to year so long as such continuance was specifically approved annually (a) by the board of directors of the Company or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Directors who were not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose. Each Additional Agreement provided that it could be continued from year to year so long as such continuance was specifically approved annually (a) by the board of directors of the Company or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Directors who were not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

   AAI (under the supervision of the board of directors) continuously furnished an investment program for the Funds other than the International Equity Fund and the Real Estate Securities Fund, was responsible for the actual managing of the investments of such Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, AAI performed research and obtained and evaluated pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

   As described below, AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca, as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund.

   In addition to performing management duties and providing the investment advice described above, AAI was responsible for the administrative services in connection with the management of the Company and the portfolios, including financial reporting.

   AAI was responsible for payment of all expenses it incured in performing the services described. These expenses included costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of AAI connected with investment and economic research, trading and investment management of the Company and the payment of any fees to interested directors of the Company. AAI provided all executive, administrative, clerical and other personnel necessary to operate the Company and paid the salaries and other employment related costs of employing those persons. AAI furnished the Company with office space, facilities and equipment and paid the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. Legal, accounting and all other expenses incurred in the organization of the Company or of new Funds of the Company, including costs of registering under federal and state securities laws, were also paid by AAI. AAI entered into an indemnity agreement with Life of Virginia, whereby Life of Virginia agreed to reimburse it if certain expenses born by it during any month exceeded the investment advisory fee paid by the Company during that period.

   The Company was responsible for payment of all expenses it incurred in its operation and all of its general administrative expenses except those expressly assumed by AAI as described in the preceding paragraph. These included (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Company, charges of the custodian and transfer agent, if any, cost of auditing services, non-interested directors' fees, legal expenses, state franchise taxes, certain other taxes, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, proxy statements and shareholder reports, the cost of paying dividends and capital gains distribution, capital stock certificates, costs of directors and shareholder meetings, and any extraordinary expenses, including litigation costs in legal actions involving the Company, or costs related to indemnification of directors, officers and employees of the Company.The board of directors of the Company determined the manner in which expenses were allocated among the Funds of the Company.

   The Agreement and the Additional Agreements also provided that AAI would not be liable to the Company or to any shareholder or policyowner for any error of judgment or mistake of law or for any loss suffered by the Company or by any shareholder in connection with matters to which the such Agreements or Additional Agreements related, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.

AAI Investment Advisory Fee

   AAI received investment advisory fees as compensation for its services. The fees were accrued by each Fund of the Company daily but paid to AAI monthly. The investment advisory fee for each portfolio was based upon the average daily net assets of the portfolio (as computed in accordance with the description in the Company prospectus) at the following annual rates:

          Common Stock Index Fund: .35%

          Government Securities Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
          $100,000,000; and .30% of amounts in excess of $400,000,000.

          Money Market Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
          $100,000,000; and .30% of amounts in excess of $400,000,000.

          Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next $100,000,000; .35% of the next
          $100,000,000; and .30% of amounts in excess of $400,000,000.

          International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of amounts in excess of $200,000,000.

          Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of amounts in excess of $200,000,000.

     For the fiscal year ended December 31, 1994, the total advisory fee paid was $326,133 of which $51,712 was paid by the Common Stock Index Fund, $49,571 was paid by the Government Securities Fund, $114,126 was paid by the Money Market Fund, and $110,724 was paid by the Total Return Fund. For the fiscal year ended December 31, 1995, the total advisory fee paid was $834,124 of which $148,409 was paid by the Common Stock Index Fund, $88,566 was paid by the Government Securities Fund, $201,711 was paid by the Money Market Fund, $250,070 was paid by the Total Return Fund, $79,321 was paid by the International Equity Fund, and $66,047 was paid by the Real Estate Securities Fund.

     For the fiscal year ended December 31, 1996, the total advisory fee paid was $___,___ or which $__,__ was paid by the Common Stock Index Fund, $__,__ was paid by the Government Securities Fund, $___,__ was paid by the Money Market Fund, $___,__ was paid by the Total Return Fund, $__,__ was paid by the International Equity Fund, and $__,__ was paid by the Real Estate Securities Fund.

AAI Investment Sub-Advisers

     Pursuant to separate sub-advisory agreements described below, AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged GMG/Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund.

     Perpetual, a wholly-owned subsidiary of Perpetual plc, was the investment sub-adviser for the International Equity Fund. It is registered under the Investment Advisers Act of 1940 as an investment adviser and had its principal offices at 48 Hart Street, Henley-on-Thames, Oxfordshire, England RG9 2AZ. In addition to the International Equity Fund, Perpetual provides investment advice and management to pension plans, corporations and other institutional and individual clients. Although Perpetual had no prior experience advising a U.S. mutual fund, it and its affiliates managed over 29 unit trusts (the British term for mutual funds) in the United Kingdom and overseas.

     Seneca was (and still is) the investment sub-adviser for the Real Estate Securities Fund. Seneca is at 909 Montgomery Street, San Francisco, CA 94133. Seneca has four principal stockholders. They are Will K. Weinstein, Gail P. Seneca, Richard D. Little, and two corporations controlled by the Blank family (J.B. Capital, Inc. and Stellar Capital, Inc.). Seneca is an independent investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Founded in 1989, Seneca currently manages approximately $3.2 billion in equity, fixed-income and real estate assets.

AAI Investment Sub-Advisory Agreements

     AAI entered into a separate sub-advisory agreement (the "AAI Sub-Advisory Agreements") with Perpetual and with Seneca for the day-to-day portfolio management of the International Equity Fund and the Real Estate Securities Fund. The AAI Sub-Advisory Agreement for the International Equity Fund was approved by the board of directors of the Company (including a majority of directors who are not parties to such Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 25, 1995. The AAI Sub-Advisory Agreement for the Real Estate Securities Fund was approved by the board of directors of the Company (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on April 24, 1996. The International Equity Fund AAI Sub-Advisory Agreement was also approved by the initial shareholder of that Fund on May 24, 1995. The Real Estate Securities Fund AAI Sub-Advisory Agreement was approved by the shareholders of that Fund on August 20, 1996. The AAISub-Advisory Agreements were not assignable and could each be terminated without penalty upon 60 days written notice at the option of AAI or either Perpetual or Seneca, as the case may be, or by the board of directors of the Company or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. Each AAI Sub-Advisory Agreement provided that it would continue in effect for two years and could thereafter be continued for its Fund from year to year so long as such continuance is specifically approved annually (a) by the board of directors of the Company or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Directors who were not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

AAI Investment Sub-Advisory Fees

     For their services, AAI paid Perpetual and Seneca monthly compensation in the form of an investment sub-advisory fee. The fee was paid by AAI monthly and was based upon the average daily net assets (see "Purchase and Redemption of Fund Shares") of the Fund that each sub-adviser managed, at the following annual rates:

     International Equity Fund: .50% of the first $100,000,000; .475% of the next $100,000,000; and .45% of amounts in excess of $200,000,000.

     Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000.

     For the fiscal year ended December 31, 1996, AAI paid Perpetual $__,___ and Seneca $__,___ in sub-advisory fees. For the fiscal period ended December 31, 1995, AAI paid Perpetual $__,___ and Seneca $__,___ in sub-advisory fees.

Reimbursement of Excess Operating Expenses

     Under the AAI Agreement and the AAI Additional Agreements, any operating expenses allocable to the following Funds of the Company for the 1994, 1995 and 1996 fiscal years that exceeded the amounts indicated below, AAI reimbursed the Company for the excess:

     (1) With respect to the Government Securities Fund, the Total Return Fund and the Real Estate Securities Fund, 1.5% of the first $30,000,000 of the average daily net assets of each of those portfolios and 1% of the amount by which the average daily net assets of each of those Funds exceed $30,000,000.

     (2) With respect to the Money Market Fund and the Common Stock Index Fund, 0.75% of the average daily net assets of each of those Funds.

     (3) With respect to the International Equity Fund, 1.75% of the first $30,000,000 of the average daily net assets of the portfolio and 1% of the amount by which the average daily net assets of the Fund exceeds $30,000,000.

     Effective July 1, 1995, on a voluntary basis, AAI also agreed to reimburse the International Equity and Real Estate Securities Funds annual for expenses in excess of the following amounts: International Equity Fund, 1.50% of the first $30 million of average daily net assets; Real Estate Securities Fund, 1.25% of the first $30 million of average daily net assets. For purposes of this reimbursement formula, "operating expenses" did not include attorneys' fees, court judgements, decrees or awards, or any other litigation costs in legal actions involving the Company, or costs related to indemnification of directors, officers or employees of the Company where such costs were not covered by director and officer liability insurance.

     Expenses that were reimbursable as described above, if any, were calculated daily and credited to the Company on a monthly basis.

     For the fiscal year ended December 31, 1994, total reimbursements paid to the Company by AAI amounted to $53,529, all of which pertained to the Common Stock Index Fund. For the fiscal year ended December 31, 1995, total reimbursements paid to the Company amounted to $72,688. Of this amount, $49,516 pertained to the International Equity Fund and $23,172 pertained to the Real Estate Securities Fund. For the fiscal year ended December 31, 1996, total reimbursements paid to the Company by AAI amounted to $__,__. Of this amount, $__,__ pertained to the International Equity Fund and $__,__ pertained to the Real Estate Securities Fund.

GEIM

     GE  Investment  Management  Incorporated  ("GEIM")  serves as the Company's current investment adviser and administrator. GEIM is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company ("GEC"). GEC is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment. In addition to the Company, GEIM provides investment advice and management to other investment companies, pension plans, corporations and other organizations. As of December 31, 1996, the aggregate assets under GEIM's management were approximately $58 billion.

GEIM Investment Advisory Agreements

     The Duties and responsibilities of GEIM are specified in investment advisory and administration agreements (the "advisory agreements") between GEIM and the Company on behalf of each Fund. Under the advisory agreements, GEIM provides a continuous investment program for each Fund's assets, including investment research and management. GEIM determines what investments are purchased, retained or sold by the Companys and places purchase and sale orders for the Companys' investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

     GEIM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the advisory agreements. The advisory agreements obligate GEIM to provide services in accordance with each Fund's investment objectives, policies and restrictions as stated in the Company's current registration statement, as amended from time to time and to keep the Company informed of developments materially affecting each Fund, including furnishing the Company with whatever information and reports that the board of directors reasonably requests.

     Other than those expenses expressly assumed by GEIM, as described above, each Fund is responsible under the advisory agreement relating to it for paying all expenses incurred in its operations and all of the Company's general administrative expenses allocated to it. These include, but are not limited to:
(1) share redemption expenses, (2) shareholder servicing costs, (3) expenses of any shareholder servicing plans or distribution plans adopted by the board of directors, (4) custody expenses, (5) transfer agency and recordkeeping expenses,
(6) brokerage fees and commissions, (7) taxes, (8) federal and state registration fees, (9) expenses of preparing, printing and distributing prospectuses to regulators and existing shareholders, (10) expenses of shareholder and board of directors meetings, (11) fees of disinterested directors, (12) expenses of preparing and distributing proxy materials, (13) fees of parties unaffiliated with GEIM for valuing portfolio securities and computing net asset values for Funds, (14) legal fees, (15) auditors fees, (16) insurance premiums, and (17) membership dues in industry associations.

     The advisory agreements permit GEIM, subject to the approval of the board of directors and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under one or more of the advisory agreements. In this event, GEIM remains responsible for ensuring that these entities performed the services that each undertakes pursuant to a sub-advisory agreement.

     For its services to each Fund of the Company, GEIM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Companys and paid to GEIM monthly. The fees payable to GEIM (which are identical to the fees under the AAI Agreements) are based on the average daily net assets of each Fund at the following annual rates:

     Government Securities Fund, Money Market Fund and Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next
     $100,000,000;  .35% of the next  $100,000,000;  and .30% of the  amounts in excess of $400,000,000;

     International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000;

     Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000; and

     Common Stock Index Fund: .35%.

     Value Equity Fund:

     Global Income Fund:

     The advisory agreements do not contain any provisions prescribing limits on the operating expenses of the Company or of any Fund.

     The advisory agreements provide that GEIM may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The advisory agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss arising out of the Companys in connection with GEIM's services pursuant to the agreements, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements, and (2) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

     Each advisory agreement, other than those for the Value Equity Fund and the Global Income Fund, was approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 29, 1997 and by shareholders at meetings held on April 16, 1997. The advisory agreements for the Value Equity Fund and Global Income Fund were approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on April 16, 1997 and by the sole initial shareholder of these Funds on April __, 1997. All of the advisory agreements are effective as of May 1, 1997 and continue in effect for their respective Fund for an initial term ending April 30, 1999, and will continue from year to year thereafter, subject to approval annually by (a) the board of directors or a vote of a majority of the outstanding shares of the Company, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreements are not assignable and each may be terminated without penalty by either the Company or GEIM upon no more than sixty days nor less than thirty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

GEIM Sub-Advisers

     As was the case with AAI, GEIM has retained Seneca as sub-adviser for the Real Estate Securities Fund. GEIM also has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and engaged GE Investment (U.S.) Ltd. ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund.

     NWQ located at 655 South Hope Street, Los Angeles, CA 90017 and is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business managing investments for institutional clients and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with __ years of experience. It manages approximately $__.__ billion in assets.

     Like GEIM, GEIUS is an indirect wholly owned subsidiary of GEC and is considered under common control with GEIM. GEIUS is located at ______________ and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages _______________.

GEIM Investment Sub-Advisory Agreements

     NWQ is the investment sub-adviser to the Value Equity Fund and GEIUS is the investment sub-adviser to the Global Income Fund pursuant to an investment sub-advisory agreements with GEIM effective May 1, 1997. Both investment sub-advisory agreements were approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on April 16, 1997 and by the respective Funds' sole initial shareholder on April __, 1997.

     Seneca is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreements with GEIM effective May 1, 1997. This investment sub-advisory agreement was approved by the board of directors (including a majority of directors who are not parties to such agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on January 29, 1997 and by the Fund's shareholders on April 16, 1997.

     The investment sub-advisory agreements are not assignable and each may be terminated without penalty by either the sub-adviser or GEIM upon sixty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

     The investment sub-advisory agreements each provide that the sub-adviser may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The investment sub-advisory agreements also provide that the sub- adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or its shareholders or by GEIM in connection with it's services pursuant to the agreements, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements.

Securities Activities of the Advisers

     Securities held by the Company may also be held by Life of Virginia, or by separate accounts, mutual funds or pension funds for which GEIM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Life of Virginia or by GEIM or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEIM or Life of Virginia arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund, Life of Virginia, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when GEIM (under the supervision of the board of directors) deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts, mutual funds, pension funds or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEIM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund. Likewise, Seneca, NWQ or GEIUS may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. Like GEIM, Seneca, NWQ or GEIUS allocates the securities purchased or sold, as well as the expenses incurred in the transaction, in the manner that each considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     As described above, GEIM, Seneca, NWQ or GEIUS determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Debt securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

     In placing orders for securities transactions, GEIM's policy (followed by Seneca, NWQ and GEIUS) is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Company's board of directors, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

     When selecting broker-dealers to execute portfolio transactions, the Adviser considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker or dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Adviser. In some cases, the Adviser may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Adviser in providing investment advisory services to the Company. In addition, the Adviser may select broker-dealers to execute portfolio transactions based upon sales by that broker-dealer of Life of Virginia variable life insurance or annuity contracts and may select broker-dealers who are affiliated with the Company or GEIM. However, all such directed brokerage will be subject to GEIM's policy to attempt to obtain the most favorable price and efficient execution possible.

     During the year ended December 31, 1996, the Company paid brokerage commissions of $___,___, based on $___,___,___ of transactions. During the year ended December 31, 1995, the Company paid brokerage commissions of $315,311, based on $175,411,650 of transactions. During the year ended December 31, 1994, the Company paid brokerage commissions of $48,969, based on $34,724,499 of transactions.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund is determined as of the time of the close of trading on the New York Stock Exchange, (currently at 4:00 PM, New York City time) on each day when the New York Stock Exchange is open except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund will not be calculated on the Friday following Thanksgiving or on December 31 when December 31 falls on a weekday. The net asset value of a Fund is determined by adding the values of all securities, cash and other assets (including accrued but uncollected interest and dividends) of that Fund and subtracting all liabilities (including accrued expenses but excluding capital and surplus). The net asset value of a share is determined by dividing the net asset value of a Fund by the number of outstanding shares of that Fund.

     Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price.

     Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Debt securities traded in both the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that this ordinarily will be the over-the-counter market.

     Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U. S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of directors of the Company, including valuations provided by a pricing service retained for this purpose.

     For Funds other than the Money Market Fund, debt instruments held with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Company Directors believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the board of directors of the Company as in the case of securities having a maturity of more than 60 days.

     Exchange listed put options written and options purchased are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

     All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Compmany's board of directors has determined such a valuation to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

     The Company's board of directors has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions $1.00. These procedures include review by the board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event that such deviation should exceed one half of one percent, the board of directors will promptly consider initiating corrective action. If the board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity, shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                           DIVIDENDS AND DISTRIBUTIONS

     It is the Company's intention to distribute substantially all the net investment income, if any, of a Fund. For dividend purposes, net investment income of a Fund will consist of all payments of dividends or interest received by that Fund less realized investment losses, if any, and the estimated expenses of that Fund (including fees payable to GEIM). Dividends from net investment income of a Fund will be paid at least semi-annually and are expected to be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. All net realized investment gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Company and are expected to be reinvested in additional full and fractional shares of the Company.

                            REDEMPTION OF FUND SHARES

     The Company is required to redeem all full and fractional shares of the Company for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Securities and Exchange Commission, which makes disposal of a Fund's securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                             ADDITIONAL INFORMATION

Life of Virginia

     Life of Virginia contributed the initial capital necessary for the Company to commence operations. Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Life of Virginia is an indirectly, wholly-owned subsidiary of General Electric Capital Corporation. General Electric Capital Corporation is a wholly owned subsidiary of General Electric Company and is a diversified financial services company. Life of Virginia ranks among the 25 largest stock life insurance companies in the United States in terms of assets and business in force. The principal offices of Life of Virginia are at 6610 W. Broad Street, Richmond, Virginia 23230.

Custodian, Dividend and Transfer Agent

     State Street Bank and Trust Company ("State Street") is the Company's custodian and its transfer and dividend payment agent. Under a custody agreement with the Company, State Street maintains the portfolio securities acquired by the Company, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Funds of the Company.

     State Street Bank may hold securities of the Companys on which call options are written and cash or liquid assets in amounts sufficient to cover put options written on securities, in a segregated account by transferring (upon the Company's instructions) assets from a Fund's general (regular) custody account. Likewise, such segregated accounts may be used in connection with the covering of put and call options written on futures contracts. The Custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. These Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of the Fund may be held by the Custodians pursuant to similar arrangements with the brokers involved.

Independent Auditors

     KPMG Peat Marwick, L.L.P. acts as independent auditors for the Company. Its offices are at 345 Park Avenue, New York, NY 10154. KPMG Peat Marwick, LLP performs an audit of the financial statements of the Company annually.

Legal Counsel

     Sutherland, Asbill & Brennan, L.L.P., 1275 Pennsylvania Avenue, NW, Washington, DC 20004-2404, is counsel for the Company.

Capital Stock

     The Company was incorporated in the Commonwealth of Virginia on May 14, 1984. The authorized capital stock of the Company consists of 3.75 billion shares of capital stock, par value one cent ($0.01) per share. All of the shares of the authorized capital stock have been divided into and may be issued in a designated class as follows: 250 million shares have been designated as Class A shares, representing interests in the Common Stock Index Fund; 250 million shares have been designated as Class B shares, representing interests in the Government Securities Fund; 250 million shares have been designated as Class C shares representing interests in the Money Market Fund; 250 million shares have been designated as Class D shares, representing interests in the Total Return Fund; 250 million shares have been designated as Class E shares, representing interests in the International Equity Fund; 250 million shares have been designated as Class F shares, representing interests in the Real Estate Securities Fund; 250 million shares have been designated as Class G shares, reprsenting interests in the Value Equity Fund; and 250 million shares have been designated Class H shares, representing interests in the Global Income Fund. Classes I through O have also been designated with 250 million shares each. These shares, however, do not yet represent interests in any Fund.

     Each issued and outstanding share of a class is entitled to participate equally in dividends and distributions declared by the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class are fully paid and non-assessable and have no preemptive or conversion rights. As of March 31, 1997, Life of Virginia owned ______ Class B shares (having a market value of $______) representing interests in the Government Securities Fund, _______ Class C shares (with a market value of $________) representing interests in the Money Market Fund, _______ Class E shares (with a market value of $________) representing interests in the International Equity Fund and _________ Class F shares (with a market value of $_________) representing interests in the Real Estate Securities Fund.

     Life of Virginia and the Accounts currently are the only shareholders of record. As of December 31, 1995, there were no contract owners who beneficially owned a 5% or greater voting interest in any Fund. As of December 31, 1995, officers and directors of the Company beneficially owned, as owners of variable annuity or variable life insurance contracts,____% of the Common Stock Index Fund and ____% of the Money Market Fund.

Voting Rights

     All shares of capital stock have equal voting rights, except that only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having voting interests in more than 50% of the shares of the Company voting for the election of directors could elect all of the directors of the Company if they choose to do so, and in such event, contract owners having voting interests in the remaining shares would not be able to elect any directors. Life of Virginia (directly or through the Accounts) currently owns all shares of the Company. Life of Virginia will vote all shares of the Company (or a Fund) as described in the prospectus.

     Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Company.

Other Information

     This Statement of Additional Information and the prospectus for the Company do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Company has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                          AUDITED FINANCIAL STATEMENTS

     The financial statements of the Company appearing in this Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon appearing in the registration statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

Description of Money Market Securities

     The following information includes a description of certain money market instruments in which a Fund may invest to the extent consistent with its investment objective.

     Bank Money Instruments. These include instruments, such as certificates of deposit and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     A Fund may not invest in any security issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation, in the case of banks, or the Federal Savings and Loan Insurance Corporation, in the case of savings and loan associations provided that this limitation shall not prohibit investments in foreign branches of banks which meet the foregoing requirements.

     Government Agency Securities. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve government sponsorship or guarantees. Thus the Company may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     United States Government Securities. These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

     Short-Term Corporate Debt Instruments. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Company values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note. (See Determination of Net Asset Value, on page 29.)

     Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with less than one year remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues. Commercial paper investments at the time of purchase will be rated at least "A" by Standard and Poor's Corporation or "Prime" by Moody's Investors Service, Inc., or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard and Poor's or by Moody's. (See Corporate Bond Ratings, Appendix B.)

     Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances. Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Company will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Company may suffer time delays and incur costs or losses in connection with the disposition of the collateral. Repurchase agreements will be entered into with primary dealers for periods not to exceed 30 days and only with respect to underlying money market securities in which the Fund may otherwise invest. Because a repurchase agreement maturing in more than seven days is deemed an illiquid investment, investments in such repurchase agreements and other illiquid assets cannot exceed 10% of the Fund's net assets.

                                   APPENDIX B

                     Description of Corporate Bond Ratings

Moody's Investors Services, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.

Description of Commercial Paper Ratings

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                       LIFE OF VIRGINIA SERIES FUND, INC.

PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)       Financial Statements

          The financial statements of Life of Virginia Series Fund, Inc. are included in Part B of Post-Effective Amendment No. 16 to this Registration Statement.

(b)       Exhibits


1 Amended and restated Articles of Incorporation of Life of Virginia Series Fund, Inc. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

2         Amended and restated  By-laws of Life of Virginia  Series  Fund,  Inc.
          dated January 25, 1995 incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

3         Not Applicable

4         Not Applicable


5(a) Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc., dated May 1, 1993 incorporated herein by reference to post-effective amendment #13 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on April 29, 1994.

5(b) New Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc. dated April 27, 1995, covering the International Equity Portfolio incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(c) New Investment Advisory Agreement between Life of Virginia Series Fund, Inc. and Aon Advisors, Inc. dated April 27, 1995, covering the Real Estate Securities Portfolio incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.


5(d) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and Perpetual Portfolio Management, Limited incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(e) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and Genesis Realty Capital Management, L.P. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

5(f) Form of Investment Sub-Advisory Agreement between Aon Advisors, Inc. and GMG/Seneca Capital Management, LLC incorporated herein by reference to exhibit 17 to post-effective amendment # 16 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1996.

6 Underwriting Agreement between Life of Virginia Series Fund, Inc. and Forth Financial Securities Corporation, dated April 2, 1996 incorporated herein by reference to post-effective amendment #16 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1996.

7         Not Applicable

8(a) Custody Agreement between Life of Virginia Series Fund, Inc. and Crestar incorporated herein by reference to post-effective amendment #4 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/10/87.

8(b) Form of Custody Agreement between Life of Virginia Series Fund, Inc. and Firstar Trust Company incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

8(c) Form of Sub-Custody Agreement between Firstar Trust Company and Chase Manhattan Bank, N.A. incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

9(a)(i) Stock Sale Agreement incorporated herein by reference to pre-effective amendment #1 to this Form N-1A registration statement (File No.
          2-91369), filed with the Securities and Exchange Commission on 12/21/84.

9(a)(ii) Stock Sale Agreements for Separate Accounts III and 4; Amendments to Stock Sale Agreements for Separate Accounts I and II incorporated herein by reference to post-effective amendment #7 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/19/89.

9(a)(iii) Stock Sale Agreement relating to the International Equity Portfolio and the Real Estate Securities Portfolio. (To be filed by amendment.)

9(b) Indemnity Agreement between The Life Insurance Company of Virginia and Aon Advisors, Inc., dated May 1, 1993, incorporated herein by reference to post-effective amendment #13 to this registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 4/29/94.

9(c) Form of Accounting Services Agreement between Life of Virginia Series Fund, Inc. and Firstar Trust Company incorporated herein by reference to post-effective amendment #15 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on May 1, 1995.

10 Opinion and consent of William E. Daner, Jr., Esq. incorporated herein by reference to pre-effective amendment #1 to this Forn N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 12/21/84.

11(a) Consent of Messrs. Sutherland, Asbill & Brennan (to be filed by amendment).

11(b)     Consent of Ernst & Young, LLP (to be filed by amendment).

12        Not Applicable

13 Letter regarding initial capital incorporated herein by reference to post-effective amendment #1 to this Form N-1A registration statement (File No. 2-91369), filed with the Securities and Exchange Commission on 6/28/85.

14        Not Applicable

15        Not Applicable

16 Powers of Attorney incorporated herein by reference to post-effective amendment #8 to this Form N-1A registration statement (File No.
          2-91369), filed with the Securities and Exchange Commission on 4/26/90.

Item 25. Persons Controlled by or Under Common Control with Registrant.


     GE Investments Funds, Inc. ("Fund") is a Virginia corporation organized on May 14, 1984. The Life Insurance Company of Virginia, a corporation chartered under the Laws of the Commonwealth of Virginia, has provided the initial investment in the Fund. The Life Insurance Company of Virginia owns a significant amount of the shares of each class of the Fund's stock through the Separate Accounts to support the variable life insurance and variable annuity contracts which it offers.

     The Life Insurance Company of Virginia is an indirectly, wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company. The chart that follows this page illustrates the structure of GE Capital and its subsidiaries.



     __________________________________|____________________________________
     |                                                                       |
     |                                                                       |
  Various                                                         General Electric
Subsidiaries                                                    Capital Services, Inc.
                                                                      (06-1109503) DE
                                                                             |
                                                              _______________|_______________
                                                             |                              |
                                                             |                              |
                                                      General Electric                   Various
                                                     Capital Corporation              Subsidiaries
                                                      (13-1500700) NY
                                                             |
                                                             |
                                                       CNA Corporation
                                                       (91-1277112) NA
                                                             |
                                                             |
        _____________________________________________________|_____________________________________________________
       |                 |                 |                 |                 |                 |                 |
   CNA Mortgage          |         GNA Distributors, Inc.    |         GNA Securities, Inc.      |             GNA Insurance
Funding Corporation      |           (91-1601607) WA         |           (91-1143830) WA         |             Services, Inc.
 (91-1636446) OH         |                                   |                                   |            (51-0348373) DE
       |                 |                                   |                                   |                 |
       |                 |                                   |                                   |                 |
       |            GNA Capital                        General Electric                       Various         Various State
       |           Management, Inc.                    Capital Assurance                    Subsidiaries         Specific
       |           (91-1356174) WA                         Company                                             Subsidiaries
       |                                                 NAIC #70025
       |                                               (91-6027719) DE
       |                                                     |
       |                                                     |
       |                                                     |
       |         ____________________________________________|_____________________________________________
       |        |                     |                      |                     |                       |
       |  Great Northern      American First          Federal Home Life          AMEX Life                 LOV
       |  Insured Annuity      Security Life              Insurance              Assurance
       |    Corporation          Insurance                 Company                Company
       |    NAIC #94366           Company                NAIC #67695            NAIC #67952
       | (91-1127115) WA       NAIC #73091             (35-0576390) IN        (95-2009993) CA
       |                     (05-0399955) RI
       |        |                                            |
52%    |        |   40%                                      |
       |        |                                            |
       |        |                            ________________|__________________
       |        |                           |                                   |
GR Capital Life Assurance Company
        of New York                       PHF Life                        The Harvest Life
  (fka First GNA Life Insurance          Insurance                            Insurance
       Company of New York)               Company                              Company
         NAIC #72990                    NAIC #84808                          NAIC #79421
      (22-2882416) NY                  (38-2055892) FL                     (94-1099737) OH


Item 26. Number of Holders of Securities

                                                     Number of Record Holders
Title of Class                                        as of December 31, 1996
-----------                                           ----------------------

Capital Stock, Class A                                           6

Capital Stock, Class B                                           6

Capital Stock, Class C                                           6

Capital Stock, Class D                                           6

Capital Stock, Class E                                           6

Capital Stock, Class F                                           6



Item 27. Indemnification

     Under Section 13.1-697.A of the Virginia Stock Corporation Act, with respect to any threatened, pending or completed proceeding against a present or former director, officer, employee or agent ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceedings, if:
(i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the registrant; and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 13.1-3.1(b) of the Virginia Stock Corporation Act to indemnify a corporate representative under certain circumstances against expenses incurred in connection with any threatened, pending, or completed proceeding brought by or in the right of the registrant.

     The Articles of Incorporation of the Fund (Exhibit 1.(c) to this Registration Statement) provide that the Fund may indemnify it corporate representatives, in a manner that is consistent with the laws of the Commonwealth of Virginia. The Articles preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.


     Directors and executive officers of GEIM are listed below.



                Name                                               Principal Occupation
-------------------------------------------------------------------------------------------
 John H. Myers - Chairman of the Board of Directors, CEO        Chairman and President, GEIM
 Eugene K. Bolton - Director                                    Executive Vice President, GEIM
 Michael J. Cosgrove - Director                                 Executive Vice President, GEIM
 Ralph R. Layman - Director                                     Executive Vice President, GEIM
 Alan M. Lewis - Director                                       Executive Vice President, General Counsel and
                                                                Secretary, GEIM
 Robert A. MacDougall - Director                                Executive Vice President, GEIM
 Geoffrey R. Norman - Director                                  Executive Vice President, GEIM
 Donald W. Torey - Director                                     Executive Vice President, GEIM
 Stephen B. Hoover                                              Senior Vice President, GEIM
 Philip A. Mercurio                                             Senior Vice President, GEIM
 Philip A. Riordan                                              Senior Vice President, GEIM
 Mark A. Dunham                                                 Senior Vice President, GEIM
 Ronald I. Felmus                                               Senior Vice President, GEIM


     The address for each person listed above is 3003 Summer St., Stamford, CT 06905.


Item 29.  Principal Underwriters

(a) Forth Financial Securities, Inc. ("FFSC") serves as principal underwriter for the registrant and also acts as principal underwriter for the variable life insurance contracts and variable annuity contracts issued by The Life Insurance Company of Virginia. The principal business address of FFSC is 6610 West Broad Street, Richmond, Virginia 23230.

(b) The principal business address of directors and officers of FFSC is the same as that of FFSC. Set forth below is a list of each director and officer of FFSC.

Name and Position With FFSC                 Position With Registrant
---------------------------                 ------------------------

John J. Palmer, President                   President and Director

Scott R. Reeks, Vice President              Treasurer
Manager of Operations,
Treasurer, and Compliance
Officer

Jerry G. Overman, Assistant                 Vice President
Treasurer

William E. Daner,                           General Counsel
General Counsel

Linda L. Lanam                              Secretary
Secretary




Item 30.  Location of Accounts and Records

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the office of the Fund or at State Street Bank and Trust Company, Boston, Massachusetts, 02209.

Item 31.  Management Services

None.


Item 32.  Undertakings

(a)  Not applicable.

(b)  Not applicable.

(c) The Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


(d) The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a director or directors, and to assist in communications with other shareholders as required by Section 1 6(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Life of Virginia Series Fund, Inc. has duly caused this Post-Effective Amendment No. 17 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on the 21st day of February, 1997.




                                              Life of Virginia Series Fund, Inc.









Attest:______________________          By:_____________________________________
                                          Scott R. Reeks, Treasurer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                       Title
---------                       -----


JOHN J. PALMER*                , President (Principal Executive Officer) and Director
John J. Palmer


__________________________     , Treasurer (Principal Financial and Accounting Officer)
Scott R. Reeks


WALLACE L. CHANDLER*           , Director
Wallace L. Chandler


JOHN E. LEARD*                 , Director
John E. Leard


J. GARNETT NELSON             , Director
J. Garnett Nelson


J. CLIFFORD MILLER, III*      , Director
J. Clifford Miller, III


LEE A. PUTNEY*                 , Director
Lee A. Putney


ROBERT P. MARTIN*            , Director
Robert P. Martin, Jr.


*/  By _______________________________pursuant to Power of Attorney
               Scott R. Reeks



Date:       February 20, 1997




7